SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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[ X ]      Preliminary Information Statement
[     ]      Confidential, for use of the Commission only as permitted by Rule 14c-6(e)(2)
[     ]      Definitive Information Statement

Aspen Exploration Corporation
(Name of Registrant as Specified in Its Charter)

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Aspen Exploration Corporation
dba Enservco Corporation
830 Tenderfoot Hill Road
Suite 310
Colorado Springs CO 80906
(719) 867-9911
Fax: (719) 867-9912

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT
On October 31, 2010

To our Stockholders:

         We are furnishing the attached Information Statement to the holders of Common Stock of Aspen Exploration Corporation, a Delaware corporation (the "Company"), doing business as Enservco Corporation.  The purpose of the Information Statement is to notify stockholders that the board of directors of the Company (the "Board"), and certain stockholders representing more than a majority of the voting power of the Company’s outstanding shares of Common Stock, have taken action to:

1.	Amend the Company’s Certificate of Incorporation;

2.	Change the Company’s fiscal year for tax purposes from June 30 to December 31 to be consistent with the Company’s fiscal year for financial accounting purposes; and

3.	Approve the Company’s 2010 Stock Incentive Plan.

Pursuant to the Company’s Certificate of Incorporation and the General Corporation Law of Delaware, certain of the Company’s stockholders representing more than a majority of the voting power of the Company’s outstanding shares of Common Stock determined to take the foregoing actions.  The amendments to the Company’s Certificate of Incorporation will not be effective until the Company files its second amended and restated certificate of incorporation with the Delaware Secretary of State (which will not occur before ___________________, 2010) and.  The change in the Company’s fiscal year and the stockholders’ approval of the 2010 Stock Incentive Plan will not be effective until  ___________________, 2010.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The accompanying Information Statement is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.  As described in this Information Statement, the foregoing actions have been approved by stockholders representing more than a majority of the voting power of our outstanding shares of Common Stock. The Board is not soliciting your proxy or consent in connection with the matters discussed above.

Pursuant to 14a-16(a) (and as required by Rule 14c-2) of the regulations of the Securities and Exchange Commission (the “Commission”) and since the Company is making information available through the Internet rather than utilizing the full-set delivery option, this Information Statement must be sent to stockholders at least 40 calendar days prior to the earliest date on which the matters discussed above may take effect. You are urged to read the Information Statement in its entirety for a description of the action taken by certain stockholders representing more than a majority of the voting power of our outstanding shares of Common Stock.

The Information Statement is being made available on or about __________, 2010 to stockholders of record as of November 9, 2010, the record date for determining our stockholders eligible to consent in writing to the matters discussed above and entitled to notice of those matters.

THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT.

THIS IS NOT A NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND
NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Sincerely

/s/ Michael D. Herman
Chairman of the Board and
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE COMPANY’S INFORMATION STATEMENT

      The Company’s Information Statement is available on the Internet at: www.enservco.com/________.

Aspen Exploration Corporation
dba Enservco Corporation
830 Tenderfoot Hill Road
Suite 310
Colorado Springs CO 80906
(719) 867-9911
Fax: (719) 867-9912

INFORMATION STATEMENT

We Are Not Asking You for a Proxy and
You are Requested Not To Send Us a Proxy

INTRODUCTION

Forward Looking Statements

This Information Statement may contain certain “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in connection with the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward-looking statements

Such forward-looking statements include statements about our expectations, beliefs or intentions regarding actions contemplated by this Information Statement, our potential business, financial condition, results of operations, strategies or prospects. You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made and are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” or “will,” and similar expressions or variations. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These factors include those described under the caption “Risk Factors” included in our other filings with the Securities and Exchange Commission (“SEC”), including the disclosures set forth in Item 1A of our Form 10-K for the year ended June 30, 2010, filed with the SEC on September 29, 2010. Furthermore, such forward-looking statements speak only as of the date of this Information Statement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

Stockholder Actions

We are disseminating this Information Statement to notify you that Michael D. Herman, Hermanco, LLC, Debra Herman, R.V. Bailey, and Rick D. Kasch (collectively the “Voting Stockholders”), stockholders representing more than a majority of the voting power of the Company’s outstanding shares of Common Stock, delivered written consent to the Company on October 31, 2010 to take certain actions as follows (collectively the “Stockholder Actions” and each a “Stockholder Action”):

a.	Amend Article I of the Company’s Restated Certificate of Incorporation to provide that the name of the Company be changed to Enservco Corporation.

b.
Amend Article IV of the Company’s Restated Certificate of Incorporation to provide that the capital stock of the Company be increased to 110,000,000 shares, including 100,000,000 shares of common stock and 10,000,000 shares of preferred stock, each with a par value of $0.005 per share.

c.	Amend Article V, Section 1, of the Company’s Restated Certificate of Incorporation to eliminate the provision by which directors are classified into three classes.

d.	Amend Article VI of the Company’s Restated Certificate of Incorporation to add Sections 5 and 6 thereto.

e.
Amend Article VII of the Company’s Restated Certificate of Incorporation to correct the cross reference from Article V to Article VIII, and to add the following sentence at the end of such Article VII: “Any repeal or modification of Article VIII shall be prospective only, and shall not affect, to the detriment of any director, any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.”

f.
Amend Article VII of the Company’s Restated Certificate of Incorporation to more accurately define the limitations of liability as provided in Section 102(b)(7) of the General Corporation Law of Delaware, and to add provisions regarding indemnification and the advancement of expenses.

g.
Make other conforming amendments to the Company’s Restated Certificate of Incorporation and thereafter to approve the Second Amended and Restated Certificate of Incorporation of Enservco Corporation in the form attached hereto as Annex B.

h.	To provide that the fiscal year of the Company be changed to the calendar year for all purposes (including tax and financial accounting).

i.	To approve that the Company’s 2010 Stock Incentive Plan.

A copy of the stockholders’ written consent is attached hereto as Annex A.  A copy of the Second Amended and Restated Certificate of Incorporation is attached hereto as Annex B.  A copy of the 2010 Stock Incentive Plan is attached hereto as Annex C.

Vote Required

We are not seeking consent, authorizations, or proxies from you. The Delaware General Corporation Law permits the holders of a corporation’s outstanding stock representing a majority of that corporation’s voting power to approve and authorize corporate actions by written consent as if such actions were undertaken at a duly called and held meeting of stockholders.

On November 9, 2010 (the “Record Date”), there were 21,778,866 shares of the Company’s common stock (the “Common Stock”), issued and outstanding, of which the Voting Stockholders held approximately 73.6%, or 16,038,420 shares. Each share of Common Stock is entitled to one vote.  No other classes of stock of the Company are issued and outstanding.

The written consent satisfies the stockholder approval requirement for the Stockholder Actions.  Accordingly, no other Board or stockholder approval is required in order to effect the Corporate Actions.

Effective Date

          The Stockholder Actions were unanimously approved by the Board of Directors by written consent dated and delivered October 31, 2010.  Thereafter, the Stockholder Actions were approved by stockholders representing more than a majority of the voting power of the Company’s outstanding shares of common stock.

This Information Statement is being made available on or about November ___,   2010 to the Company’s stockholders of record as of the Record Date.  The Stockholder Actions will be effective on or before December ___, 2010, a date that is more than 40 calendar days after the notice of Internet Authority of this Information Statement is first sent to our stockholders.  In the case of the Stockholder Actions described in paragraphs (a) through (g), the effective date will be when the Second Amended and Restated Certificate of Incorporation is filed with the Delaware Secretary of State (which date may occur later due to administrative issues with respect to the filing requirements).

The expenses of distributing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may in the future supplement it. The Company contemplates that brokerage houses, custodians, nominees, and fiduciaries will forward this Information Statement to the beneficial owners of the Company’s common stock held of record by these persons and the Company will reimburse them for their reasonable expenses incurred in this process.

Dissenters’ Rights of Appraisal

Under the Delaware General Corporation Law Company dissenting stockholders, if any, are not entitled to appraisal rights with respect to the Stockholder Actions.

QUESTIONS AND ANSWERS

The following questions and answers are intended to respond to frequently asked questions concerning Stockholder Actions. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference.

Question 1.     Why are you not holding a meeting of the stockholders to approve the Stockholder Actions?

Answer:  We are not holding a meeting of the stockholders because of the time involved and the cost of a meeting which, when including legal, accounting, transfer agent, mailing, printing, and other costs can exceed $100,000.  Furthermore, we are planning to hold a meeting in July 2011 for the purpose of the election of directors and to take other actions appropriate at that time.  It is also our belief that these Stockholder Actions are sufficiently important to the Company that they should be accomplished as soon as possible, rather than waiting for the next stockholders’ meeting.

Question 2.     Why are you not soliciting proxies or a stockholder vote on these matters?

Answer:  We are not soliciting proxies or any stockholder vote because, pursuant to Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”) pursuant to which the Company is incorporated, stockholders holding a majority of the voting power are entitled to approve these matters.  We believe that the Stockholder Actions are consistent with commonly found provisions in the certificate of incorporation of Delaware corporations and the 2010 Stock Incentive Plan is consistent with plans of that sort adopted by other companies.  We also believe that the change in our tax fiscal year is appropriate so that our accounting and tax fiscal years are coincident.  Consequently, the Board did not believe it necessary to solicit proxies or a stockholder vote on the Stockholder Actions.

Question 3.     Why are you changing the Company’s name to Enservco Corporation?

Answer:  In June 2009 the Company completed the sale of its remaining assets to Venoco, Inc.  During the fiscal year ended June 30, 2010 and until the Company acquired Dillco Fluid Service, Inc. (“Dillco”) on July 27, 2010 through a merger transaction (as reported in a Form 8-K filed on July 28, 2010), the Company was not engaged in business operations.  Unlike the Company’s activities prior to the sale of its assets to Venoco, following the acquisition of Dillco, the Company is not engaged in mineral exploration operations.  We believe that the name “Enservco” better describes the Company’s activities in providing oil field services to the oil and gas industry (“energy services”).

Question 4.     Why are you increasing the capital stock of the Company to 110,000,000 shares, including 100,000,000 shares of common stock and 10,000,000 shares of preferred stock?

Answer:  At the present time, the Company’s authorized capital stock consists of 50,000,000 shares of common stock and no class of preferred stock.  Including options and warrants that have been granted, more than one-half of the authorized common stock is either outstanding or issuable upon exercise of options and warrants.  In the Company’s opinion, this leaves us limited flexibility should the Company seek to acquire other companies in the oil field service business (or other businesses) or to raise additional capital through the issuance of common stock or securities that are convertible into share of common stock.

The Company also believes that it is important to it to authorize a class of preferred stock which can be issued by the Board in different series (generally referred to as “blank check preferred”).  This is flexibility that most companies (but not the Company) have from their incorporation.  While preferred stock can be used to delay or prevent hostile takeover of the Company, it is not the Company’s current intent to use it in that manner.  We are not aware of any effort to undertake a hostile takeover of the Company at the present time and, because of the concentration of stock ownership in a few people (primarily Mr. and Mrs. Herman); any such attempt would likely be futile.

Question 5.       Do you have any plans to issue additional shares of common stock or any shares of preferred stock as a result of the increase in capitalization?

Answer:   We do not have any current plans to issue any shares of common stock or preferred stock.  However, going forward, the Board of Directors may deem it in the best interests of the Company and our stockholders to issue additional shares of common stock or preferred stock, and, by obtaining stockholder approval of the increase in authorized capital the Company has greater flexibility to do so.

Question 6.       Why are you eliminating the provision by which directors are classified into three classes elected at three subsequent meetings of stockholders?

Answer:   First of all, because of the paucity of annual meetings in the recent past, the Company has not given practical effect to its ability to classify its directors.  Secondly, under modern corporate governance principles and the rules of stock exchanges, a classified board is less favored, and it is preferred that directors be elected each year at the Company’s stockholders’ meeting.  Having a classified board can be utilized as an anti-takeover device, and by eliminating the classified board we are eliminating the effect of a classified board that may discourage or prevent a hostile takeover.  As noted above, we are not aware of any effort to undertake a hostile takeover of the Company at the present time and, because of the concentration of stock ownership in a few people (primarily Mr. and Mrs. Herman); any such attempt would likely be futile.

Question 7.       Why are you amending Article VII of the Company’s Restated Certificate of Incorporation to correct the cross reference from Article V to Article VIII, and to add the following sentence at the end of such Article VII: “Any repeal or modification of Article VIII shall be prospective only, and shall not affect, to the detriment of any director, any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.”

Answer:  The cross reference was added to the Company’s certificate of incorporation by amendment in January 1982.  As added, it referred to Article VI entitled “Initial Directors” and contained provisions relating to the management of the Board.  There is no need for those provisions to require a super-majority for repeal or modification of those provisions, some of which are not even contained in the Second Amended and Restated Certificate of Incorporation.  Typically such a super-majority requirement applies to the indemnification provisions (permitted by §145 of the DGCL and made mandatory as described below) and the limitation of liability provisions (permitted by §102(b)(7) of the DGCL and modified as described below).  The cross reference change corrects this error.

The second part of the amendment is to clarify that any change to the indemnification provisions and the limitation of liability provisions is prospective only.  The Company does not believe that it is fair to persons serving as officers or directors of the Company to risk a future change in those provisions applying retroactively.

Question 8.       Why are you amending the limitation of liability provisions found in Article VII of the Company’s Restated Certificate of Incorporation?

Answer:  The limitation of liability provision was adopted by the Company’s stockholders in 1987 and effectuated by filing an amendment to the Company’s certificate of incorporation on March 2, 1987.  The language used at that time (which was shortly after the DGCL was amended to permit such a limitation of liability in §102(b)(7)) was sufficient at the time, but since then practice has evolved to more accurately describe the limitation of liability.  We believe that the limitation of liability provisions, which are commonly adopted by Delaware corporations, are necessary to protect our directors from liability for exercise of their business judgment where there has been no breach of the director’s duty of loyalty to the Company or its stockholders, where the director has acted or failed to act in good faith and in manners which do not involve intentional misconduct or a knowing violation of law, which do not arise for wrongful distributions under Section 174 of the DGCL, and which do not result from any transaction from which the director derived an improper personal benefit.  We believe that without a better worded provision addressing the requirements of DGCL §102(b)(7), it may be more difficult to attract and retain the highest quality directors.

Question 9.       Why are you adding provisions to the certificate of incorporation discussing indemnification of officers, directors, and agents?

Answer:   Section 145 of the DGCL permits a Delaware corporation to indemnify its officers, directors, and agents in certain circumstances, but only provides for mandatory indemnification if the person has been successful on the merits or otherwise in defense of any action, suit or proceeding.  Thus mandatory indemnification would not be available if, as is the case with most lawsuits, litigation were settled between the parties without any judicial determination.  This limited right to mandatory indemnification is generally not satisfactory to the caliber of directors that the Company has and hopes to attract to its board of directors.  The Company’s bylaws provide a mandatory indemnification right in Section 5.01, and the Company has entered into indemnification agreements with its current directors, but practice among Delaware corporations is to include it in the certificate of incorporation as well.

It is important to note that indemnification is not an open invitation but is qualified by a number of statutory provisions, including the requirement that the person seeking indemnification has acted in good faith and in a manner that the person reasonably believed to have been in or not opposed to the best interests of the corporation and (if there are allegations of criminal conduct) that the person had no reasonable cause to believe that the person’s conduct was criminal.  The statute goes on to state that the termination of any action by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith or in a manner that the person reasonably believed to have been in or not opposed to the best interests of the corporation or (if convicted of criminal conduct) that the person had reasonable cause to believe that the person’s conduct was criminal.

The new provision being added to the Certificate of Incorporation also makes it clear, as the Company believes should be the case, that the ability of the Company to indemnify persons should be as broad as possible.  The Company believes that these protections are necessary to attract good personnel to serve on the Company’s board of directors and as officers, employees, and agents of the Company.

Question 10.     Why are you adding provisions to the certificate of incorporation discussing the advancement of expenses to officers, directors, and agents?

Answer:   Indemnification discussed in response to Question 9, above, is backward-looking; that is, a person is only entitled to indemnification after the termination of the action.  Litigation is extremely expensive and may have been brought by a plaintiff against individuals in an effort to gain a settlement advantage.  Section 145(e) of the DGCL provides specifically that Delaware corporations, such as the Company, may advance expenses in certain circumstances, including requiring an undertaking from the person receiving the advance that he or she will repay the amount of the advance if it is ultimately determined that the person is not entitled to be indemnified.  We believe that the Company’s right and obligation to advance expenses should be as broad as possible.

Question 11.     Why do you not simply rely on directors’ and officers’ liability insurance?

Answer:   We believe that directors’ and officers’ liability insurance is a solution to the indemnification and advancement of expenses question, but there are deductibles and exclusions that may be applicable.  Thus we believe that directors’ and officers’ liability insurance is only a partial solution which should be complemented by the indemnification and advancement of expenses provisions.

Question 12.     Are any of the other conforming amendments to the Company’s Second Amended and Restated Certificate of Incorporation material?

Answer:    As a number of cases have made clear over the years, materiality is in the eyes of the beholder and must be judged on all of the facts and circumstances.  You will have to review the Second Amended and Restated Certificate of Incorporation and determine whether, in your judgment, the other changes are material to you.  The Second Amended and Restated Certificate of Incorporation of Enservco Corporation is attached hereto as Annex B for your convenience.

Question 13.     Why are you changing the Company’s fiscal year to the calendar year for all purposes?

Answer:   Through June 30, 2010, the Company’s fiscal year for tax and financial accounting purposes was June 30.  As a result of the July 2010 completion of the acquisition of Dillco, Dillco became the “accounting acquirer” and Dillco’s fiscal year became the Company’s fiscal year.  Dillco’s fiscal year was the calendar year (ending on December 31).  Consequently, although in September 2010, the Company filed its annual report on Form 10-K for the fiscal year ended June 30, 2010, the Company will also be required to file an annual report on Form 10-K for its new fiscal year ended December 31, 2010.  Nevertheless, unless changed for tax purposes, the Company would be in the anomalous position of having a 12/31 fiscal year for accounting purposes and a 6/30 fiscal year for tax purposes.  We believe that will create hardship and unnecessary expense.

Question 14.     Why did the Voting Stockholders approve the Company’s 2010 Stock Incentive Plan?

Answer:   The Board of Directors had approved the Company’s 2010 Stock Incentive Plan (the “2010 Plan”) at its meeting on July 27, 2010.  The 2010 Plan permits the granting of equity-based awards to our directors, officers, employees, consultants, independent contractors and affiliates.  As described in the first section of the 2010 Plan itself, the purpose of the 2010 Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

The Board did not adopt the 2010 Plan subject to stockholder approval, but stockholder approval is required to obtain certain tax benefits under §422 of the Internal Revenue Code and is required by various stock exchanges.  Although the Company’s common stock is not currently listed on any stock exchange, the Company is attempting to meet the corporate governance requirements for such stock exchanges where it can reasonably do so.

Question 15.    Does any executive officer or director of the Company have any substantial interest (direct or indirect) in the Stockholder Actions?

Answer:   The question with respect to “substantial direct or indirect interest” in the Stockholder Actions is subject to interpretation and judgment.  To the extent that the amendments to the certificate of incorporation included in the Second Amended and Restated Certificate of Incorporation provide clarity and certainty to the limitation of liability, indemnification rights, the right to advancement of expenses, and the prohibition of a retroactive denial of such benefits, as described above, each director and executive officer will be benefitted, and the benefit may be considered by some to be substantial.  Each director and executive officer is also subject to receiving awards under the 2010 Plan and where the recipient is also an employee, as a result of stockholder approval the Company will be able to award such person incentive stock options which have certain tax advantages.  This ability to receive incentive stock options also may be considered to be a benefit, which may be considered by some to be substantial.  Note that the Company has awarded options under the 2010 Plan without stockholder approval and may award further options in the future.  Additionally, to the extent that certain of the Stockholder Actions have anti-takeover implications as described above (even though the Company is not aware of any pending takeover threat), these may be perceived as potentially benefitting insiders.

Question 16.    When will the Company hold its next annual meeting of stockholders for the election of directors?

Answer:  As announced in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2010, the Company plans to hold its annual meeting on or about July 19, 2011.  Under the rules of the SEC, that date may be advanced or delayed by up to 30 days without the requirement that the Company make any further announcement.  We expect to consider the election of directors and other matters at that meeting.  The Company expects to continue to hold annual meetings in subsequent years, as well.  As discussed above, although the Company’s common stock is not currently listed on any stock exchange, the Company is attempting to meet the corporate governance requirements for such stock exchanges where it can reasonably do so, and holding annual meetings in the future is (in the Company’s opinion) a prudent way to proceed.

Question 17.    Will the Company solicit proxies for the contemplated 2011 meeting discussed in Question 16?

Answer:   Based on the situation as it currently exists, it is unlikely that the Company will solicit proxies to vote at that meeting.  Stockholders will be entitled to attend that meeting and vote in person, or appoint another person their proxy to vote on their behalf (provided any proxy solicitation is accomplished in compliance with the Exchange Act and the SEC’s rules and regulations thereunder).  If the Company does not solicit proxies for the next annual meeting, the Company will distribute an information statement pursuant to Regulation 14C prior to that meeting.

RECORD DATE AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

Security Ownership of Management

As of the Record Date the Company had 21,778,866 shares of its common stock issued and outstanding.  The following table sets forth the beneficial ownership of the Company’s common stock as of the Record Date by each person who serves as a director and/or an executive officer of the Company on that date, and the number of shares beneficially owned by all of the Company’s directors and named executive officers as a group:

Name and Address of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership (1)	Percent of Common Stock

Michael D. Herman 830 Tenderfoot Hill Rd. Suite 310 Colorado Springs, CO 80906	Chief Executive Officer and Director	13,344,720 (2)	60%

R.V. Bailey 830 Tenderfoot Hill Rd. Suite 310 Colorado Springs, CO 80906	Director	1,426,336 (3)	6.4%

Kevan B. Hensman 830 Tenderfoot Hill Rd. Suite 310 Colorado Springs, CO 80906	Director	128,120 (4)	*

Gerard Laheney 830 Tenderfoot Hill Rd. Suite 310 Colorado Springs, CO 80906	Director	200,000 (5)	*

Rick D. Kasch 830 Tenderfoot Hill Rd. Suite 310 Colorado Springs, CO 80906	Chief Financial Officer, Executive Vice President, and Treasurer	1,551,924 (6)	7.9%

Bob Maughmer 830 Tenderfoot Hill Rd. Suite 310 Colorado Springs, CO 80906	President and Chief Operating Officer	333,333 (7)	1.5%

All current directors, executive officers and named executive officers as a group (6 persons)		16,984,433	75%

(1)	Calculated in accordance with 1934 Act Rule 13d-3.

(2)	Consists of:

(i)	277,400 shares of Company common stock owned by an affiliate of Mr. Herman (Hermanco, LLC);
(ii)	6,533,660 shares acquired by Mr. Herman at the closing of the Merger Transaction; and
(iii)	6,533,660 shares held by Mr. Herman’s spouse and that were acquired at the closing of the Merger Transaction.

(3)	Consists of
(i)	1,241,776 shares of stock held of record in the name of R. V. Bailey,
(ii)	16,320 shares of record in the name of Mieko Nakamura Bailey, his spouse;
(iii)	32,000 shares of common stock issued to the Aspen Exploration Profit Sharing Plan for the benefit of R. V. Bailey as a corporation contribution to Mr. Bailey’s 401(k) account;
(iv)	stock options to purchase 36,420 shares of common stock at $2.14 per share; and
(v)	stock options to purchase 100,000 shares of common stock at $0.4125 per share that vested on July 27, 2010.

(4)	Consists of:
(i)	options to acquire 10,000 shares of common stock at $3.70 per share that are exercisable through September 11, 2011;
(ii)	options to acquire 18,120 shares of common stock that are exercisable at $2.14 per share;
(iii)	options to acquire 75,000 shares of common stock at $0.415 per share that vested on July 27, 2010; and
(iv)	options to acquire 25,000 options that were granted on July 27, 2010 and are exercisable for a five year term.

(5)	Consists of options to acquire 200,000 shares of common stock that were granted on July 27, 2010 and are exercisable for a five-year term.

(6)	Consists of
(i)	1,451,924 shares acquired upon the closing of the Merger Transaction;
(ii)	Options to acquire 100,000 shares of common stock granted on July 27, 2010 and that are exercisable for a five-year term at $0.49 per share.

The unvested portion of the stock option granted to Mr. Kasch on July 27, 2010 (being an option to acquire 200,000 shares) is not included in Mr. Kasch’s beneficial ownership reported in the beneficial ownership table.

(7)
Consists of options to acquire 333,333 shares of Company common stock granted on August 23, 2010 and that are exercisable for a five year term at $0.49 per share.  The unvested portion of the stock option granted to Mr. Maughmer on August 23, 2010 (being an option to acquire 666,667 shares) is not included in Mr. Maughmer’s beneficial ownership reported in the beneficial ownership table.

Security Ownership of Certain Beneficial Owners

As of the Record Date, the Company is not aware of any persons that beneficially own more than 5% of its outstanding common stock who does not serve as an executive officer or director of the Company, except for Mr. Herman’s spouse whose shares are included in Mr. Herman’s beneficial ownership reported in the table above.

Identification of Directors and Executive Officers

As of the Record Date, the names, titles, and ages of the members of the Company’s Board of Directors and its executive officers are as set forth in the below table.  Pursuant to the Merger Agreement by which Dillco became a wholly owned subsidiary of Aspen on July 27, 2010 (the “Merger Transaction”), Aspen agreed to appoint two persons designated by Dillco to the Board of Directors – being Messrs. Herman and Laheney.  Further, upon the closing of the Merger Transaction Messrs. Herman and Kasch were appointed as executive officers of the Company.  Except for the merger agreement, there was no agreement or understanding between Company and any director or executive officer pursuant to which he was selected as an officer or director.

Name	Age	Position

Michael D. Herman	53	Chief Executive Officer, & Chairman of the Board of Directors(1,2)

Rick D. Kasch	60	Chief Financial Officer, Executive Vice President, and Treasurer

Bob Maughmer	42	President and Chief Operating Officer

R.V. Bailey	77	Class III Director (1,2)

Kevan B. Hensman	53	Class II Director (1,2)

Gerard Laheney	72	Director (1,2)

(1)
The Company’s Certificate of Incorporation provides that its directors are to be divided into three separate classes that are to be as equal in number as is practical.  Upon a person being appointed to the Board of Directors they are not to be assigned to a specific class until the next meeting of stockholders at which directors are elected.  The classified board will be abandoned when the second amended and restated certificate of incorporation is filed, and each director will be elected at each annual meeting.

(2)	The Company anticipates that it will hold an annual meeting of stockholders on or about July 19, 2011. At that meeting, all directors are scheduled to stand for re-election.

Michael D. Herman.  Mr. Herman was appointed as the Company’s Chief Executive Officer, President and as Chairman of the Board of Directors on July 27, 2010.  On August 23, 2010 he ceased serving as President.  Mr. Herman has served as the Chairman and control person of Dillco since December 2007 and Heat Waves Hot Oil Service (“Heat Waves”) since March 2006.  Since 2005, Mr. Herman has served as the Chairman of Pyramid Oil Company (NYSE Amex: PDO), a California corporation involved in acquiring and developing oil and natural gas wells.  Mr. Herman was the Chairman and owner of Key Food Ingredients LLC (“Key Food”) from January 1, 2005 until October, 2007. Key Food supplies dehydrated vegetables from its factory in Qingdao, China to customers worldwide. Mr. Herman was Chairman and owner of Telematrix, Inc. from October 1992 until December 1998, when that company was sold to a major hospitality company, and he repurchased a majority ownership interest in December 2004 and held that majority ownership interest until April 2006. Telematrix, Inc. designs and distributes communications products and telephones to hospitality and business customers globally. From November 2003 until February 2005, Mr. Herman was Chairman and majority shareholder of Ft. Lauderdale based Sunair Electronics but chose not to stand for re-election as a director in February 2006. Sunair Electronics is engaged in the design, manufacture and sale of high frequency communications equipment for long-range voice and data applications.

Rick D. Kasch.  Mr. Kasch was appointed as the Company’s Executive Vice President and Chief Financial Officer on July 27, 2010.  Mr. Kasch served as the principal financial officer of the prior holding company for Dillco since its inception in May 2007.  Mr. Kasch also served as the principal financial officer, Secretary and Treasurer of Dillco since December 2007.  Further, he has served as a manager and the principal financial officer for Heat Waves since March 2006.  Since 2004, Mr. Kasch has also served as the Chief Financial Officer of Key Food Ingredients LLC, a company that distributes dehydrated vegetables.  Additionally, Mr. Kasch has served as the Chief Financial Officer for various other companies, including software development companies and internet based companies.  Mr. Kasch does not serve as a director of any public company.  Mr. Kasch received a BBA - Accounting degree from the University of South Dakota.  Mr. Kasch is a CPA but does not hold an active license.

Bob Maughmer.  Mr. Maughmer was appointed as the Company’s President and Chief Operating Officer on August 23, 2010.  Mr. Maughmer has 19 years of experience in the oil and gas industry, and his experience has focused primarily on drilling and completion operations.  Prior to joining the Company, Mr. Maughmer served as a sales and technology manager for Superior Well Services, Inc. (NASDAQ: SWSI) - a company that provides oilfield services in various oil and gas producing regions within the United States.  Mr. Maughmer joined Superior as a result of its 2008 acquisition of Diamondback Energy Services, where Mr. Maughmer had been vice president of technology and business development from 2004 to 2006 and was actively involved in the creation and management of a fracture stimulation division.  Prior to working at Superior from 2002 to 2006 Mr. Maughmer worked at BJ Services Company where he held the positions of technology manager and senior district engineer with BJ Services’ international divisions.  Mr. Maughmer worked at Halliburton Energy Services from 1991 to 2002 where he held positions as account manager, technical advisor and operations engineer.

R. V. Bailey. Mr. Bailey has served as an officer and director of Aspen since its inception, and most recently served as Aspen’s Chief Executive Officer from January 2008 until July 27, 2010.  Mr. Bailey obtained a Bachelor of Science degree in Geology from the University of Wyoming in 1956.  He has approximately 54 years experience in exploration and development of mineral deposits, primarily gold, uranium, coal, and oil and natural gas.  His experience includes basic conception and execution of mineral exploration projects.  Mr. Bailey is a member of several professional societies, including the Society for Mining and Exploration, the Society of Economic Geologists and the American Association of Petroleum Geologists, and has written a number of papers concerning mineral deposits in the United States.  He is the co-author of a 542-page text published in 1977 concerning applied exploration for mineral deposits.  Mr. Bailey is not a director of any other public company.

Kevan B. Hensman.  Mr. Hensman became a director of Aspen on September 11, 2006, and served as its Chief Financial Officer from January 2008 until July 27, 2010. Since April 2002, except for a one-year position as manager of Paramount Citrus Association, Mr. Hensman has served as an analyst for Truxtun Radiology Medical Group, LP with the duties of providing financial analysis; performing annual projects; and assisting the practice administrator in performing various duties and assignments.  Additionally, Mr. Hensman has extensive experience in the oil and natural gas industry.  From November 1997 to May 1999 Mr. Hensman served as the planner/natural gas analyst for Texaco Exploration and Production Company.  Mr. Hensman served as the supervisor of fuel supply and acquisition analyst from February 1991 to October 1997 for Santa Fe Energy/Monterey Resources.  In 1999, Mr. Hensman received a Bachelor of Science degree in finance from California State University Bakersfield (CSUB).  Mr. Hensman is not a director of any other public company.

Gerard P. Laheney.  Mr. Laheney was appointed to the Company’s Board of Directors on July 27, 2010.  Mr. Laheney has approximately twenty-seven years of experience in the financial industry as he has long served as a financial adviser and asset manager.  Since 1993, Mr. Laheney has served as the President of Aegis Investment Management Company, an investment advisory firm specializing in global investment portfolio management.  Mr. Laheney previously served in other positions in the financial industry, including serving as a Vice President of Dean Witter Reynolds from April 1990 to December 1993.  Mr. Laheney currently serves on the Board of Directors of Reading International, Inc. (NASDAQ RDI).  Further, Mr. Laheney previously served on the Board of Directors of Sunair Electronics.

Change Of Control Transactions

On July 27, 2010 the Company issued 14,519,244 shares of its common stock to three persons to effect the Merger Transaction.  As a result of that issuance of those shares the former shareholders of Dillco now directly and indirectly own or control approximately two-thirds of the outstanding common stock of the Company.  As such the Merger Transaction constituted a change of control of the Company.

Compensation Of Directors And Executive Officers

R.V. Bailey served as Aspen’s principal executive officer throughout Aspen’s 2010 fiscal year, and was the only executive officer or employee of Aspen whose total compensation exceeded $100,000.  Effective July 27, 2010, Mr. Bailey ceased serving as an executive officer of Aspen, however he continues to serve on the Company’s Board of Directors. The following table sets forth information regarding Mr. Bailey’s compensation awarded, paid, or earned by Mr. Bailey from Aspen for each of its fiscal years ended June 30, 2010 and 2009.

SUMMARY COMPENSATION TABLE

					(1)	Non-Equity	Non-Qualified	(2)
				Stock	Option	Incentive Plan	Deferred Plan	All Other
Name and	Fiscal	Salary	Bonus	Awards	Awards	Compensation	Compensation	Compensation	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	($)

R. V. Bailey, CEO,
President, and	2010	$120,000	$-	$-	$-	$-	$-	$32,471	$152,471
Chairman(3)	2009	$90,000	$-	$-	$-	$-	$-	$99,848	$189,848

(1)	The material terms of the options granted to Mr. Bailey during fiscal 2009 and 2010 are described below in the narrative disclosure to the summary compensation table.

(2)	The compensation elements that comprised Mr. Bailey’s “other” compensation in fiscal 2009 and 2010 are described in the narrative disclosure to the summary compensation table.

(3)	As of July 27, 2010, Mr. Bailey ceased serving as the Company’s Chief Executive Officer, President, and Chairman. However, he continues to serve on the Board of Directors.

Narrative Disclosure to Summary Compensation Table

Historically, Aspen’s Board of Directors, acting in lieu of a compensation committee, reviewed the total direct compensation programs for Aspen’s executive officers. During fiscal 2010, the salary and other benefits payable to Mr. Bailey were set forth in an employment agreement, which is discussed below.  The portions of Mr. Bailey’s compensation that were discretionary included the stock option that was granted to Mr. Bailey in February 2010 (which did not vest until the closing of the Merger Transaction and then only vested because Aspen met a specific performance goal), and the Company’s non-payment to Mr. Bailey of any bonus or other special compensation.

In the past, Aspen has considered salaries and compensation for its executives.  Aspen has done this by evaluating their responsibilities, experience and the competitive marketplace.  Aspen has not used compensation consultants in the past, and the Company has no plans to use a compensation consultant in the near future.  To the extent that the Company’s board (or compensation committee when one is formed) determines it appropriate to use a compensation consultant, it will seek one with no other ties to Enservco and thus “independent.”

In the past, Aspen has considered (and going forward the Company expects to consider) the following factors in determining our executive officers’ base salaries and compensation levels:

1.	The executive’s leadership and operational performance and potential to enhance long-term value to the Company’s stockholders;
2.	The Company’s financial resources, results of operations, and financial projections;
3.	Performance compared to the financial, operational and strategic goals established for the Company;
4.	The nature, scope and level of the executive’s responsibilities;
5.	Competitive market compensation paid by other companies for similar positions, experience and performance levels; and
6.	The executive’s current salary, the appropriate balance between incentives for long-term and short-term performance.

Historically, Aspen’s management reviewed the base salary, annual bonus and long-term compensation levels for other employees of Aspen, and the Company expects this practice to continue going forward.  The entire Board of Directors remains responsible for significant changes to, or adoption, of new employee benefit plans.  Historically, the primary compensation of Aspen’s executive officers has been comprised of a base salary, option awards, and compensation through Aspen’s former amended royalty and working interest plan, each of which is described below.

Cash Compensation Payable to Named Executive Officers. Historically, Aspen’s named executive officers receive a base salary payable in accordance with Aspen’s normal payroll practices and pursuant to agreements between each executive officer and Aspen.  Aspen believes that the base salaries paid to its executive officers were reasonable when agreed upon, and were less than those that are received by comparable officers with comparable responsibilities in similar companies.

Stock Option Plan Benefits – Aspen’s officers and directors have historically been eligible to be granted options, and Aspen expects this to continue going forward.  Aspen (and the Company) believes that option grants are a mechanism to help align the interest of its officers, directors, employees and consultants with that of Aspen and its stockholders.  Historically, Aspen has not granted options to its officers on regular intervals, but instead has periodically granted options to its executive officers (and other employees and consultants) at times determined to be appropriate by the Board of Directors.

Through its 2010 fiscal year (which ended June 30, 2010), Aspen had one formal equity compensation plan the “2008 Equity Plan.”  On February 27, 2008, Aspen’s Board granted options to purchase 775,000 shares of common stock at an exercise price of $2.14 per share, including an option to purchase 200,000 shares to Mr. Bailey.  One third of the shares underlying the option were to vest on each September 30, of 2008, 2009, and 2010 if certain company-wide performance conditions are met.  These performance objectives are based on oil and natural gas reserves, production, and net income for Aspen’s fiscal years ended June 30, 2008, 2009 and 2010. To the extent they vest, the options expire February 27, 2013.  As a result of Aspen’s decreased business operations during fiscal 2009 and 2010, no portions of the options vested during those fiscal years, and in total 163,760 options expired.

Pursuant to the 2008 Equity Plan, on February 15, 2010, Aspen’s Board of Directors granted options to certain employees and consultants. The options were granted to persons who had (and were expected to) remain with Aspen and have provided valuable services to Aspen, and to help further align interests of the recipients with those of the Aspen and its stockholders.  In total, Aspen granted options to acquire 350,000 shares of its common stock.  Included in the persons receiving options were the persons then serving as Aspen’s executive officers and as members of its Board of Directors, including 100,000 options to Mr. Bailey.  The options granted on February 15, 2010 have an exercise price equal to $0.4125, which was equal to 125% of the closing price of the Aspen’s common stock on February 17, 2010.  The options, to the extent vested, expire on February 15, 2015.  All of the options granted vest upon a “change of control” (which term is defined in each recipient’s option agreement), and then only if Aspen has working capital of at least $3,000,000 on the date of the change of control event. Further, unless a given option recipient is terminated for cause the options will not expire following the termination of each recipient’s relationship (whether an employee, consultant or director) with Aspen. On July 27, 2010, the Company’s Board determined that the vesting criteria for these options was met and deemed all of these options vested.

Other Compensation/Benefits. The amounts reflected in the column labeled “other compensation” in the Summary Compensation Table predominately consist of compensation paid from Aspen’s former “Amended Royalty and Working Interest Plan” in fiscal 2009 and from benefits received from our 401(k) plan and medical reimbursement plans in fiscal 2010.

Amended Royalty and Working Interest Plan.  Aside from their base salaries, the largest element of the compensation of Aspen’s executive officers historically was realized from Aspen’s “Amended Royalty and Working Interest Plan” (the “Plan”) by which Aspen assigned overriding royalty interests or other interests in oil and  natural gas properties or in mineral properties. This plan was intended to provide additional compensation to Aspen’s personnel involved in the acquisition, exploration and development of oil or natural gas or mineral prospects.  All Aspen employees (including officers and consultants) were eligible to participate in the Plan. Inasmuch as Aspen did not engage in the oil and natural gas industry during fiscal 2010 and much of 2009, no assignments were made under this plan during Aspen’s fiscal 2010 or 2009.  The Company does not expect to continue to utilize the Plan in the future.

The allocations for royalty under the Plan for employees were based on a determination by management whether there was any “room” for royalties in a particular transaction.  In some specific cases management believed that an oil or natural gas property or project was sufficiently burdened with existing royalties so that no additional royalty burden could be allocated to Aspen employees for that property or project.  In other situations a determination was made that there were royalty interests available for assignment to employees and consultants.  The determination of whether royalty interests were available and how much to assign to employees and consultants (usually less than 3%) was made on a case-by-case basis by members of management. Aspen never granted any overriding royalty interests in its former Montana oil properties (which properties we sold in February 2009).  During fiscal 2010 Mr. Bailey did not receive any payments under the Plan, but received payments of $43,234 in fiscal 2009.

Other Elements of Compensation and Benefits

Aspen’s executive officers also historically received certain other benefits, although these benefits did not constitute a large portion of their overall compensation.  The Company expects this practice to continue going forward.

Aspen had a Profit-Sharing 401(k) Plan which all employees were eligible to participate in immediately upon being hired to work at least 1,000 hours per year and having attained age 21. Aspen adopted an amendment to the Profit-Sharing 401(k) Plan effective July 1, 2005 pursuant to which Aspen made matching contributions equal to 50% of the participant’s elective deferrals.  During fiscal 2009, Aspen contributed $25,125 to the plan (including $10,000 to R. V. Bailey’s plan).  During fiscal 2010, Aspen contributed $20,000 to the plan (including $10,000 to R. V. Bailey’s plan).  These amounts are included in the column labeled “All Other Compensation” in the Aspen Summary Compensation table, above.  After the end of Aspen’s 2010 fiscal year, steps have been taken to terminate this plan.

In fiscal 2009, Mr. Bailey purchased a vehicle from Aspen.  Pursuant to Mr. Bailey’s September 2004 employment agreement, he purchased his vehicle from Aspen for $500, significantly below the fair market value of that vehicle.  The difference between the purchase price paid by Mr. Bailey when he acquired his vehicle from Aspen for $500 and the fair market value of that vehicle ($23,781) is also included in “Other Compensation” for Mr. Bailey.

Employment Agreements with Aspen’s named executive officers. Aspen previously entered into employment agreements with its named executive officers, including Mr. Bailey.  Mr. Bailey’s employment agreement expired on July 31, 2010 and he ceased receiving his salary compensation under that agreement on that date.  The material terms of the employment agreement pursuant to which Mr. Bailey served as Aspen’s Chief Executive Officer during fiscal 2010 are summarized as follows:

Effective May 1, 2003, and as amended September 21, 2004, Aspen entered into an employment agreement with R. V. Bailey (the “2003 Agreement”).  The pertinent provisions of the 2003 Agreement included an employment period ending May 1, 2009, and an annual salary of $60,000 per year from January 1, 2007, ending May 1, 2009. Effective January 1, 2009, and as amended July 21, 2009, Aspen entered into a new employment agreement with Mr. Bailey (the “2009 Agreement”) pursuant to which both parties agreed that the 2003 Agreement was terminated as of January 1, 2009.  The pertinent provisions of the 2009 Agreement included an employment period ending December 31, 2009 with a salary of $120,000 per year.  On multiple occasions during fiscal 2010 (and again in July 2010) Aspen agreed to extend the term of Mr. Bailey’s employment agreement, with the final of these extensions expiring on July 31, 2010. The 2009 Agreement provided that Mr. Bailey was eligible to participate in Aspen’s stock options and royalty interest programs.  During the term of the agreement, and in lieu of health insurance, Aspen paid Mr. Bailey a monthly allowance to cover items as prescriptions, medical and dental coverage for him and his dependents and other expenses not covered in the agreement.  To the extent that Mr. Bailey did not provide documentation accounting for the expenditure of this amount for medical reimbursement purposes, it is treated as compensation to him.

Effective August 1, 2010 the only cash compensation Mr. Bailey is expected to receive from Company will be any directors’ fees he is paid as further described below.

Events Subsequent to June 30, 2010

Effective July 27, 2010 the Company closed the Merger Transaction, and appointed new executive officers on that same date.  Also, effective July 27, 2010 the Company entered into employment agreements with Mr. Herman (the Company’s current Chief Executive Officer and Chairman) and Mr. Kasch (the Company’s current Chief Financial Officer).  On August 23, 2010, Aspen appointed Bob Maughmer as the Company’s President and Chief Operating Officer, and later entered into an employment agreement with Mr. Maughmer.

The material terms of the employment agreements entered into with Mr. Herman, Mr. Kasch, and Mr. Maughmer are summarized below.

Michael Herman Employment Agreement – Mr. Herman’s employment agreement is for a term through June 30, 2013.  The agreement provides for no base salary.  However, Mr. Herman is eligible for an annual discretionary cash bonus based on Mr. Herman’s performance and the performance of the Company as a whole, with any bonus ultimately to be determined by the Board of Directors.  Mr. Herman is entitled to receive standard employment benefits and a car allowance of $1,000 per month.  If Mr. Herman is terminated without cause he will be entitled to health benefits for a period of eighteen months.  The employment agreement also contains other standard provisions contained in agreements of this nature including confidentiality and non-competition provisions.

Rick Kasch Employment Agreement – Mr. Kasch’s employment agreement is for a term through June 30, 2013.  The agreement provides for an annual salary of $180,000 through June 30, 2011 and then automatic increases of 5% effective on each July 1 during the term of the agreement.  Pursuant to the agreement the Company granted Mr. Kasch an option to acquire 300,000 shares of Company common stock, with an exercise price of $0.49 (which is equal to the closing sales price of the Company’s common stock two days after Aspen filed its Current Report on Form 8-K reporting the closing of the Merger Transaction).  The option is exercisable for a five year term, and one third of the options vested immediately upon grant with the remaining portion of the option to vest on a pro-rata basis on each of the first two anniversary dates of the option grant.  Mr. Kasch is also entitled to standard employment benefits and the use of a Company automobile or alternatively a car allowance of at least $1,000 per month. The employment agreement also contains other standard provisions contained in agreements of this nature including confidentiality and non-competition provisions.

Mr. Kasch’s employment agreement also provides for severance compensation if his employment is terminated for the following two reasons:

1.
A termination without cause - If Mr. Kasch is terminated without cause he will be entitled to all salary that would have been paid through the remaining term of the agreement, or if the agreement is terminated without cause during the final eighteen months of the agreement term Mr. Kasch will be entitled to receive a lump sum payment equal to eighteen months of his base salary.  Additionally, if Mr. Kasch is terminated without cause, he will be entitled to health benefits for a period of eighteen months; and

2.
A termination upon a change of control event or a management change - If Mr. Kasch resigns within ninety days following a change of control event or a management change (being the person to whom he directly reports) he will be entitled to a severance payment equal to eighteen months of his base salary with the amount being paid either in a lump sum payment or in accordance with the Company’s payroll practices.  Further, Mr. Kasch will be entitled to health benefits for a period of eighteen months.

Bob Maughmer Employment Agreement – On September 6, 2010 Enservco entered into an employment agreement with Mr. Maughmer, Enservco’s President and Chief Operating Officer.  The employment agreement provides that Mr. Maughmer will be paid an annual salary of $225,000.  On July 1 of each year that the employment agreement is in effect Mr. Maughmer’s salary will be increased by at least 5%.  Mr. Maughmer is eligible to receive a discretionary annual bonus based on Mr. Maughmer’s performance and the Company’s financial condition.   Mr. Maughmer is also entitled to standard employment benefits and a monthly car allowance of at least $1,000.  Mr. Maughmer’s employment agreement is for a three year term and will not be automatically renewed at the end of that term.  Instead, Mr. Maughmer will become an employee at will at the end of the initial term of the agreement unless otherwise agreed by Mr. Maughmer and the Company.   If Mr. Maughmer’s employment is terminated without cause during the term of the agreement Mr. Maughmer will be entitled to his base salary through the remainder of the term of the agreement.

Risk/Reward Issues

The Board of Directors does not believe that the current structure of the Company’s compensation policies promotes unnecessary or inappropriate short-term or long-term risks.  The cash compensation paid to the Company’s executive officers consists of fixed salaries and possible performance bonuses.  These performance bonuses (if any) will be granted in hindsight by the Board of Directors based on operational and financial performance.

In the future, the Board may base the vesting of stock options and perhaps cash bonuses on specific performance criteria that will be determined in advance based on the Company’s prior year performance as reflected in its financial statements included within its annual report on Form 10-K.

Outstanding Equity Awards at Fiscal Year-End

Mr. Bailey, who served as Aspen’s chief executive officer during its fiscal year ended June 30, 2010 held the following unexercised stock options as of June 30, 2010.

Equity Incentive
						Market	Plan Awards:
					Number of	Value of	Number of
	Number of Securities				Shares or	Shares or	Unearned
	Underlying Unexercised				Units of	Units of	Shares, Units,
	Options(1,2)(#)		Option	Option	Stock That	Stock That	Other Rights
			Exercise	Expiration	Have Not	Have Not	That Have Not
Name and Principal Position	Exercisable	Unexercisable	Price ($)	Date	Vested (#)	Vested ($)	Vested (#)

R. V. Bailey,	36,240	-	2.14	2/27/2013	-	$-	-
CEO and Chairman(3)	-	100,000	0.4125	2/15/2015	100,000	11,400	100,000

(1)           Pursuant to the 2008 Plan, on February 27, 2008, Mr. Bailey was granted an option to purchase 200,000 shares of Aspen common stock at an exercise price of $2.14 per share with vesting based on company performance objectives.  As of June 30, 2010, 36,240 were earned (based on the fiscal year 2008 performance criteria), and had 163,760 options expired.

(2)           On February 15, 2010, Mr. Bailey was granted an option to purchase 100,000 shares of Aspen common stock at an exercise price of $0.4125 per share.  On July 27, 2010, this option was deemed vested in full as the Board of Directors determined that Aspen met the vesting criteria.

(3)           As of July 27, 2010, Mr. Bailey ceased serving as the Company’s Chief Executive Officer, President, and Chairman. However, he continues to serve on the Board of Directors.

Equity Awards Granted Subsequent to June 30, 2010

On July 27, 2010 the Company’s board of directors adopted the Aspen Exploration Corporation 2010 Stock Incentive Plan (the “2010 Plan”) and granted options to Mr. Kasch, Mr. Hensman, Mr. Laheney, and one other significant Company employee.  The option granted to Mr. Kasch entitles him to purchase 300,000 shares of Company common stock, of which 100,000 vested on grant, and 100,000 will vest on each of the first and second anniversaries of grant.  The options granted to Mr. Hensman (an option to purchase 25,000 shares) and Mr. Laheney (an option to purchase 200,000 shares) vested in full as of July 30, 2010 (the date the exercise price was determined).  All options granted on July 27, 2010, have a five year term, and have an exercise price equal to $0.49 (the closing price of Aspen common stock on the second business day after Aspen filed its Current Report on Form 8-K reporting the completion of the Merger Transaction).

On August 23, 2010, and upon his assuming the positions of President and Chief Operating Officer, the Company granted Mr. Maughmer an option to purchase 1 million shares of Company common stock.  The option has a five year term and is exercisable at $0.49 per share.  One third of the options vested on August 23, 2010, one third is scheduled to vest on August 23, 2011, and the final one third is scheduled to vest on August 23, 2012.

Compensation of Directors

Historically, and during its 2010 fiscal year, Aspen compensated its non-employee directors $2,000 per meeting of the Board of Directors attended in person or by telephone.  Additionally, Aspen has reimbursed its directors for expenses incurred while performing their duties as directors.

On July 27, 2010 the Company’s Board of Directors determined that going forward that the Company’s non-employee directors will receive $5,000 per fiscal quarter plus travel costs.

The table below reflects the total compensation provided by Aspen to those persons who served on its Board of Directors during its 2010 fiscal year.  Mr. Bailey was not provided separate compensation for serving on the Board of Directors.  As compensation for serving as Aspen’s chief financial officer during its fiscal years ended June 30, 2009 and 2010 Mr. Hensman received consulting fees at the rate of $70.00 per hour.  Mr. Imperato, who was a consultant to Aspen even before his appointment as a director, received consulting fees during the 2010 fiscal year at the rate of $93.75 per hour which are reflected in note 3 to the Director Compensation table below.

DIRECTOR COMPENSATION

						Non-Equity	Non-Qualified
						Incentive	Deferred
		Fees Earned	Stock	Option		Plan	Compensation
	Fiscal	or Paid	Nonqualifed	Awards		Compensation	on Earnings	Total
Name	Year	in Cash	Awards ($)	($)		($)	($)	($)

Kevan Hensman(1)	2010	$4,000	$-	$8,550	(2)	$-	$-	$12,550

Douglas Imperato(3)	2010	$6,000	$-	$8,550	(4)	$-	$-	$14,550

Robert Cohan(5)	2010	$6,000	$-	$-		$-	$-	$6,000

(1)           Mr. Hensman was appointed to Aspen’s board of directors in September 2006.  In January 2008 Mr. Hensman was appointed to serve as Aspen’s chief financial officer and served in that capacity until July 27, 2010.  The table above solely reflects compensation paid to Mr. Hensman during fiscal 2010 in his capacity as a director.  In addition to the directors’ fees that he received during fiscal 2010, Mr. Hensman received $3,360, in fees for services provided in his capacity as Aspen’s chief financial officer.

(2)            On February 15, 2010, Mr. Hensman was granted an option to purchase 75,000 shares of Aspen’s common stock at an exercise price of $0.4125 per share. These options expire on February 15, 2015.  On July 27, 2010 this option was deemed vested in full as the Board of Directors determined that Aspen met the vesting criteria.

(3)           Mr. Imperato was appointed to Aspen’s board of directors in December 2008, and served on the Board until his resignation on July 27, 2010. The table above solely reflects compensation paid to Mr. Imperato during fiscal 2010 in his capacity as a director.  In addition to the directors’ fees that he received, during its fiscal 2010, Aspen paid Mr. Imperato $14,625 in consulting fees.

(4)           On February 15, 2010, Mr. Imperato was granted an option to purchase 75,000 shares of Aspen’s common stock at an exercise price of $0.4125 per share.  On July 27, 2010, this option was deemed vested in full as the Board of Directors determined that Aspen met the vesting criteria.

(5)           On November 18, 2009 Mr. Cohan resigned from Aspen’s Board of Directors.

Interested Party Disclosure

The question with respect to “substantial direct or indirect interest” in the Stockholder Actions is subject to interpretation and judgment.  For a further discussion of this point, see Question 15 of the “Questions and Answers,” above.

INFORMATION ABOUT COMPENSATION PLANS AS TO WHICH
ACTION IS TO BE TAKEN

The Voting Stockholders approved the Company’s 2010 Stock Incentive Plan (the “2010 Plan”), as outlined herein.  The purpose of the 2010 Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to afford such persons an opportunity to acquire a proprietary interest in the Company.  The 2010 Plan will enable the Company to continue to compensate such persons through various equity-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

The 2010 Plan

The Board and the Voting Stockholders approved the 2010 Plan to, among other things, reserve 3,500,000 shares of common stock for issuance under the 2010 Plan through December 31, 2011.  Beginning on January 1 of each subsequent year that the 2010 Plan is in effect, the aggregate number of shares that may be issued under the 2010 Plan shall be adjusted to equal 15% of the Company’s issued and outstanding shares of common stock, calculated as of January 1 of the respective year.  Such shares included within the 2010 Plan may be either authorized but unissued shares or shares re-acquired and held in treasury.

Additionally, the maximum number of shares that may be awarded under the 2010 Plan pursuant to grants of restricted stock, restricted stock units and stock awards is 2,000,000 shares.

The following is a summary of the principal features of the 2010 Plan.  This summary is qualified in its entirety by reference to the full text of the 2010 Plan, which is included as Annex C to this Information Statement.

Description of the 2010 Plan

The 2010 Plan permits the granting of equity-based awards to our directors, officers, employees, consultants, independent contractors and affiliates.  Equity-based awards are determined by the Compensation Committee (or, in the absence thereof, the entire Board of Directors) and are granted only in compliance with applicable laws and regulatory policy.

Administration

The Compensation Committee (or, in the absence thereof, the entire Board of Directors) will administer the 2010 Plan and will have full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2010 Plan. In addition, the Compensation Committee (or, in the absence thereof, the entire Board of Directors) can specify whether, and under what circumstances, awards to be received under the 2010 Plan or amounts payable under such awards may be deferred automatically or at the election of either the holder of the award or the Compensation Committee (or, in the absence thereof, the entire Board of Directors).  Subject to the provisions of the 2010 Plan, the Compensation Committee (or, in the absence thereof, the entire Board of Directors) may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award. The Compensation Committee (or, in the absence thereof, the entire Board of Directors) has authority to interpret the 2010 Plan and establish rules and regulations for the administration of the 2010 Plan.  Since the Company does not have a Compensation Committee, the 2010 Plan will be administered by the Board of Directors.  Should the Board of Directors appoint a Compensation Committee, it will take over the administration of the 2010 Plan.  When used herein, the term “Compensation Committee” refers to the Board of Directors as a whole until such time as the Board appoints a Compensation Committee.

The Compensation Committee may delegate its powers and duties under the 2010 Plan to one or more directors (including a director who is also an officer of the Company), except that it may not delegate its powers to grant awards to executive officers or directors who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or in a way that would violate Section 162(m) of the Internal Revenue Code. In addition, the Compensation Committee may authorize one or more officers of the Company to grant stock options under the 2010 Plan, provided that stock option awards made by these officers may not be made to executive officers or directors who are subject to Section 16 of the Exchange Act. The Board may also exercise the powers of the Committee at any time, so long as its actions would not violate Section 162(m) of the Internal Revenue Code.

Eligible Participants

Any employee, officer, consultant, independent contractor or director providing services to the Company or any of its affiliates, who is selected by the Committee, is eligible to receive an award under the 2010 Plan.

As of October 14, 2010, three officers, 72 employees (including the three officers), and three non-employee directors of the Company were considered to be within the group of eligible persons who could receive awards under the 2010 Plan.

Shares Available For Awards

The aggregate number of shares of our common stock that may be issued through December 31, 2011 under all equity-based awards made under the 2010 Plan is 3,500,000 million shares of common stock.  Beginning on January 1, 2012 and on January 1 of each subsequent year that the 2010 Plan is in effect, the aggregate number of Shares that may be issued under the 2010 Plan shall be adjusted to equal 15% of the Company’s issued and outstanding Shares, calculated as of January 1 of the respective year.  The maximum number of shares that may be awarded under the 2010 Plan pursuant to grants of restricted stock, restricted stock units and stock awards is 2,000,000.

The Compensation Committee may adjust the number of shares and share limits described above in the case of a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2010 Plan.

If an award is terminated without the issuance of any shares or if shares covered by an award are not purchased or are forfeited, then the shares previously set aside for such award will be available for future awards under the 2010 Plan.  If an award is payable only in cash and does not entitle the holder to receive or purchase shares, then the award will not be counted against the aggregate number of shares available under the 2010 Plan.

Types of Awards and Terms and Conditions

The 2010 Plan permits the granting of:

•	stock options (including both incentive and non-qualified stock options);

•	stock appreciation rights (“SARs”);

•	restricted stock and restricted stock units;

•	performance awards of cash, stock, other securities or property;
•	other stock grants; and

•	other stock-based awards.

Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the 2010 Plan or any other compensation plan. Awards can be granted for no cash consideration or for any cash or other consideration as may be determined by the Compensation Committee or as required by applicable law. Awards may provide that upon the grant or exercise thereof, the holder will receive cash, shares of our common stock, other securities or property, or any combination of these in a single payment, installments or on a deferred basis. The exercise price per share under any stock option and the grant price of any SAR may not be less than the fair market value of our common stock on the date of grant of such option or SAR except to satisfy legal requirements of foreign jurisdictions or if the award is in substitution for an award previously granted by an entity acquired by the Company.  Determinations of fair market value under the 2010 Plan will be made in accordance with methods and procedures established by the Compensation Committee.

Incentive stock options must expire no later than 10 years after the date of grant or, for persons who own more than 10% of the total voting power of all classes of stock, no later than five years after the date of grant.  The term of all other awards shall be determined by the Compensation Committee.

Stock Options. The holder of an option is entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee. The option exercise price may be payable either in cash or, at the discretion of the Compensation Committee, in other securities or other property having a fair market value on the exercise date equal to the exercise price.

Stock Appreciation Rights. The holder of an SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, at the Compensation Committee’s discretion, as of any time during a specified period before or after the exercise date) of a specified number of shares of our common stock over the grant price of the SAR. SARs vest and become exercisable in accordance with a vesting schedule established by the Compensation Committee.

Restricted Stock and Restricted Stock Units. The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Compensation Committee (including, for example, restrictions on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the Compensation Committee. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Compensation Committee, to receive shares of our common stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the Compensation Committee.

Performance Awards. The Compensation Committee may grant awards under the Plan that are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code. A performance award may be payable in cash or stock and will be conditioned solely upon the achievement of one or more objective performance goals established by the Committee in compliance with Section 162(m) of the Internal Revenue Code. Subject to the terms of the 2010 Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, the amount of any payment or transfer to be made pursuant to any performance award and any other terms of and conditions of any performance award shall be determined by the Compensation Committee.

Stock Awards. The Compensation Committee may grant unrestricted shares of our common stock, subject to terms and conditions determined by the Compensation Committee and the limitations in the 2010 Plan.

Other Stock-Based Awards. The Compensation Committee is also authorized to grant other types of awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to our common stock, subject to terms and conditions determined by the Compensation Committee and the limitations in the 2010 Plan.

 Duration, Termination and Amendment. Unless discontinued or terminated by the Board, the 2010 Plan will expire on July 27, 2020.  No awards may be made after that date.  However, unless otherwise expressly provided in an applicable award agreement, any award granted under the 2010 Plan prior to expiration may extend beyond the expiration of the 2010 Plan through the award’s normal expiration date.

The Board may amend, alter, suspend, discontinue or terminate the 2010 Plan at any time, although stockholder approval must be obtained for any action that would increase the number of shares of our common stock available under the 2010 Plan, increase the award limits under the 2010 Plan, permit awards of options or SARs at a price less than fair market value, permit repricing of options or SARs or cause Section 162(m) of the Internal Revenue Code to become unavailable with respect to the 2010 Plan.  Stockholder approval is also required for any action that requires stockholder approval under the rules and regulations of the Securities and Exchange Commission, the NYSE Amex or any other securities exchange or the Financial Industry Regulatory Authority that are applicable to the Company.

Prohibition on Repricing Awards

Without the approval of the Company’s stockholders, the Compensation Committee will not reprice, adjust or amend the exercise price of any options or the grant price of any SAR previously awarded, whether through amendment, cancellation and replacement grant or any other means, except in connection with a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits, or potential benefits intended to be provided under the 2010 Plan.

Transferability of Awards

Unless otherwise provided by the Compensation Committee, awards under the 2010 Plan may only be transferred by will or by the laws of descent and distribution.

Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2010 Plan.  The following description applies to U.S. citizens and residents who receive awards under the 2010 Plan.  Participants who are neither U.S. citizens nor residents but who perform services in the United States may also be subject to U.S. federal income tax under some circumstances.  In addition, former citizens or long-term residents of the United States may be subject to special expatriate tax rules, which are not addressed in this summary.

Grant of Options and SARs.  The grant of a stock option (either an incentive stock option or a non-qualified stock option) or SAR is not expected to result in any taxable income for the recipient.

Exercise of Incentive Stock Options.  The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise).  If stock is issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such award holder within two years after the date of grant or within one year after the transfer of such shares to such award holder, then (1) upon the sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) we will not be entitled to a deduction for federal income tax purposes.

If the stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of either holding period described above, generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares, and (2) we will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense.  Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by us.

Exercise of Non-Qualified Stock Options and SARs.  Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we generally will be entitled at that time to an income tax deduction for the same amount.  Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of our common stock received are taxable to the recipient as ordinary income and generally are deductible by us.

Disposition of Acquired Shares.  The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR.  Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option or SAR, except that we may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Internal Revenue Code have been satisfied.

For an Award that is payable in shares of our common stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to Section 83(b) of the Code, the holder of the Award must recognize ordinary income equal to the excess of (x) the fair market value of the shares of our common stock received (determined as of the first time the shares became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (y) the amount (if any) paid for the shares of our common stock by the holder. The Company will be entitled at that time to a tax deduction for the same amount if and to the extent that amount satisfies general rules concerning deductibility.

Special Rules. Special rules may apply in the case of individuals subject to Section 16(b) of the Exchange Act. In particular, unless a special election is made pursuant to Section 83(b) of the Code, shares of our common stock received pursuant to the exercise of an option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company’s tax deduction, may be determined as of the end of such period.

Deductibility of Executive Compensation Under Code Section 162(m). Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer and the corporation’s other four most highly compensated executive officers. However, “qualified performance-based qualified compensation” is not subject to the $1,000,000 deduction limit. In general, to qualify as performance-based compensation, the following requirements need to be satisfied: (1) payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee consisting solely of two or more “outside directors,” (2) the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum bonus amount which may be paid to any participant pursuant with respect to any performance period, must be approved by a majority of the corporation’s stockholders and (3) the committee must certify that the applicable performance goals were satisfied before payment of any performance-based compensation.

The 2010 Plan has been designed to permit grants of options and SARs issued under the 2010 Plan to qualify under the performance-based compensation rules so that income attributable to the exercise of a non-qualified stock option or an SAR may be exempt from the $1,000,000 deduction limit. Grants of other Awards under the 2010 Plan may not so qualify for this exemption. The 2010 Plan’s provisions are consistent in form with the performance-based compensation rules, so that if the committee that grants options or SARs consists exclusively of members of the board of directors of the Company who qualify as “outside directors,” and the exercise price (or deemed exercise price, with respect to SARs) is not less than the fair market value of the shares of common stock to which such grants relate, the compensation income arising on exercise of those options or SARs should qualify as performance-based compensation which is deductible even if that income would be in excess of the otherwise applicable limits on deductible compensation income under Code Section 162(m).

2010 Plan Benefits

The following table presents certain information with respect to options we have granted under the 2010 Plan for services rendered during the fiscal year ending December 31, 2010 to certain of our officers and directors.  Future grants under the 2010 Plan will be determined by the Compensation Committee and may vary from year to year and from participant to participant and are not determinable at this time.

Stock Options Granted Under the 2010 Plan

Name and Position	Number of Shares	Value*

Robert Maughmer, President (1)	1,000,000	$30,000
Rick D. Kasch, Chief Financial Officer (2)	300,000	$9,000
Gerard P. Laheney, Director (2)	200,000	$6,000
Kevan Hensman, Director (2)	25,000	$750

Executive Group (2 persons)	1,300,000	$39,000
Non-Executive Director Group (2 persons)	225,000	$6,750
Non-Executive Officer Employee Group (1 person)	450,000	$13,500

*           The value of the options is based on the closing price of the Company’s common stock on October 14, 2010 ($0.52 per share) less the exercise price, times the number of shares subject to the option, to the extent vested.  This does not include any deduction for the costs of exercise and sale of the underlying shares should the holder choose to do so and thus does not likely reflect the value of the options to the holder.

(1)  On August 23, 2010, and upon his assuming the positions of President and Chief Operating Officer, the Company granted Mr. Maughmer an option to purchase 1 million shares of Company common stock.  The option has a five year term and is exercisable at $0.49 per share.  One third of the options vested on August 23, 2010, one third is scheduled to vest on August 23, 2011, and the final one third is scheduled to vest on August 23, 2012.

(2) On July 27, 2010, each of Rick D. Kasch, Gerard Laheney and Kevan Hensman were granted options as described in the foregoing table.  The option granted to Mr. Kasch entitles him to purchase 300,000 shares of Company common stock, of which 100,000 vested on grant, and 100,000 will vest on each of the first and second anniversaries of grant.  The options granted to Mr. Hensman (an option to purchase 25,000 shares) and Mr. Laheney (an option to purchase 200,000 shares) vested in full as of July 30, 2010 (the date the exercise price was determined).  All options granted on July 27, 2010, have a five year term, and have an exercise price equal to $0.49 (the closing price of Aspen common stock on the second business day after Aspen filed its Current Report on Form 8-K reporting the completion of the Merger Transaction).

INCREASE IN AUTHORIZED CAPITALIZATION

General Description

The following table sets forth a general description of the shares of our common stock that are issued or authorized for issuance as of the Record Date.  Currently the Company has only a single class of capital stock authorized – its common stock.  There are currently 50,000,000 shares of common stock authorized and no authorized shares of preferred stock.  Included among the Stockholder Actions is an amendment to increase our authorized common stock to 100,000,000 shares, and to authorize 10,000,000 shares of preferred stock.

Shares of Common Stock Related Thereto

Shares of common stock outstanding	21,778,866
Shares of common stock issuable pursuant to the exercise of outstanding stock purchase warrants and options not issued pursuant to any plan that are currently exercisable.	260,000

Shares of common stock issuable pursuant to options issuable under the 2008 Stock Option Plan	490,431

Shares of common stock issuable pursuant to options issuable under the 2010 Stock Option Plan	1,975,000

Shares of common stock remaining to be issued under the 2010 Plan	1,525,000

Total	26,029,297
Remaining to be Issued Before Amendment	23,970,703

Remaining to be Issued After Amendment	73,970,703

Common Stock

The Voting Stockholders have voted to increase the number of shares of the Company’s $0.005 par value common stock from 50,000,000 shares to 100,000,000 shares.  With fewer than 24,000,000 shares available for issuance for capital raising, acquisitions, and other possible uses of our capital, the Company does not believe that it had sufficient shares of common stock available to accomplish its business objectives over the next several years.  Consequently, the Board of Directors recommended and the Voting Stockholders approved an increase in the number of shares of common stock we are authorized to issue to 100,000,000.  We anticipate that this will give us:

•
Significant flexibility for future financing transactions by making a sufficient number of shares of authorized capital available for general corporate purposes, such as capital raising transactions (although no future financing transactions using shares of our common stock are contemplated at the present); and

•	Significant flexibility for future business acquisition activity, if any (although no business acquisitions are contemplated at the present).

Subject to preferences that may be applicable to any preferred stock outstanding at the time (no preferred stock is currently issued and outstanding), the holders of outstanding shares of common stock are entitled to receive dividends from assets legally available at such times and in such amounts as the Board of Directors may from time to time determine.

Each holder of common stock is entitled to one vote for each share of common stock held on all matters submitted to a vote of stockholders.

Cumulative voting for the election of directors is not required by the DGCL and is specifically denied in the Second Amended and Restated Certificate of Incorporation (as it was in the prior certificates of incorporation, including the original certificate of incorporation filed on February 28, 1980).

The common stock is not entitled to preemptive rights and is not subject to conversion or redemption.  Upon the Company’s liquidation, dissolution or winding up, the remaining assets legally available for distribution to stockholders, after payment of claims of creditors and payment of liquidation preferences, if any, on outstanding preferred stock, are distributable ratably among the holders of the common stock and any participating preferred stock outstanding at that time.  Each outstanding share of common stock is fully paid and nonassessable.

Preferred Stock

Prior to the filing of the Second Amended and Restated Certificate of Incorporation, the Company does not have a class of preferred stock authorized.  Consequently, there are no shares of preferred stock issued and outstanding.

The Voting Stockholders have voted to authorize 10,000,000 shares of $0.005 par value preferred stock as a separate class from common stock.  By authorizing the preferred stock, the Board of Directors would be authorized to establish series of preferred stock and fix the designation, powers, preferences and rights of the shares of each such class or series and the qualifications, limitations or restrictions thereof without any further vote or action by our stockholders.  Any shares of preferred stock so issued would have priority over our common stock with respect to dividend or liquidation rights unless the certificate of designation for such preferred stock specifically states that the preferred stock so designated will be treated equivalently to the common stock with respect to those features.  The ability to issue preferred stock may be useful in future financing transactions or in certain business acquisitions, although the Company has no plans at the present time to designate or issue any shares of preferred stock.

Our Board presently does not intend to seek stockholder approval prior to the issuance of shares of any class of authorized stock or series thereof, unless otherwise required by law or applicable stock exchange rules.

Anti-Take Over Effects

The increase in our authorized capital and any future issuance of preferred stock may have the effect of delaying, deferring or preventing a change in our control without further action by our stockholders and may adversely affect the voting and other rights of the holders of our Common Stock.  The issuance of shares of preferred stock, or the issuance of rights to purchase such shares, could be used to discourage an unsolicited acquisition proposal. For instance, the issuance of common stock or a series of preferred stock might impede a business combination by including class voting rights that would enable a holder to block such a transaction. In addition, under certain circumstances, the issuance of preferred stock could adversely affect the voting power of holders of our common stock.  Although our Board of Directors is required to make any determination to issue preferred stock based on its judgment as to the best interests of our stockholders, our Board could act in a manner that would discourage an acquisition attempt or other transaction that some, or a majority, of our stockholders might believe to be in their best interests or in which such stockholders might receive a premium for their stock over the then market price of such stock.  Further, the increase in our authorized capital is being effected for the reasons stated above and is not the result of management's knowledge of an effort to accumulate the issuer’s securities or to obtain control of the issuer by means of a merger, tender offer, solicitation or otherwise.

Except for the possibility of the future issuance of shares of common stock and/or preferred stock, neither the Company’s charter nor its By-laws presently contain any provisions having anti-takeover effects and this proposal is not a plan by management to adopt a series of amendments to the Company’s Articles of Incorporation or By-laws to institute an anti-takeover provision. The Company does not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

OTHER ITEMS ACTED UPON BY CONSENT

For information regarding the other items acted upon by consent, please refer to “Questions and Answers,” above.

ANNUAL REPORT ON FORM 10-K AND ADDITIONAL INFORMATION

Information Available

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters, including the Company’s annual report on Form 10-K for the year ended June 30, 2010, and any reports prior to or subsequent to that date.

These reports and other information filed with the SEC by the Company may be inspected and are available for copying at the public reference facilities maintained at the Securities and Exchange Commission at 100 F Street NW, Washington, D.C. 20549.

The Company’s filings with the Securities and Exchange Commission are also available to the public from the SEC’s website, http://www.sec.gov and at the Company’s website, http://www.enservco.com.  Our Annual Report on Form 10-K for the year ended June 30, 2010, and other reports filed under the Securities Exchange Act of 1934, are also available to any stockholder at no cost upon request to: Corporate Secretary, Enservco Corporation, 830 Tenderfoot Hill Road, Suite 310, P.O Box 60460, Colorado Springs CO 80906; tel: (719) 867-9911; fax: (719) 867-9912.

Delivery Of Documents To Security Holders Sharing An Address

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at Corporate Secretary, Enservco Corporation, 830 Tenderfoot Hill Road, Suite 310, P.O Box 60460, Colorado Springs CO 80906; tel: (719) 867-9911; fax: (719) 867-9912.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

INCORPORATION OF INFORMATION BY REFERENCE

The following information is incorporated by reference into this information statement from our annual report on Form 10-K for the year ended June 30, 2010, which is available at www.enservco.com with this information statement:

•
Information regarding the dismissal of Eide Bailly LLP, Gordon, Hughes, & Banks, LLP, and Stockman Kast Ryan & Co. and the retention of Ehrhardt Keefe Steiner & Hottman PC is set forth in (and hereby incorporated by reference from) Item 9 of our annual report on Form 10-K (Changes In And Disagreements With Accountants On Accounting And Financial Disclosure) that accompanies (or is available at www.enservco.com with) this information statement.

A copy of our form 10-K for the year ended June 30, 2010 will be provided, without charge, to any person to whom this Information Statement is delivered upon written or oral request of such person and by first class mail or other equally prompt means within one business day of such request.

By Order of the Board of Directors

Michael D. Herman, Chairman

ANNEX A
STOCKHOLDER CONSENT

STATEMENT OF CONSENT OF
THE STOCKHOLDERS OF
ASPEN EXPLORATION CORPORATION
(doing business as Enservco Corporation)

October 31, 2010

The undersigned, being holders of more than a majority of the outstanding shares of common stock of Aspen Exploration Corporation doing business as Enservco Corporation (“Enservco” or the “Company”), in lieu of holding a special meeting of the stockholders of the Corporation, hereby waive all notice of time, place or purpose of a meeting and hereby take and consent to the following actions and adopt the following resolutions by written consent pursuant to Section 228 of the General Corporation Law of Delaware, as evidenced by their signatures below, hereby consent to the following:

a.	RESOLVED, that Article I of the Corporation’s Restated Certificate of Incorporation be amended to provide that the name of the Corporation be changed to Enservco Corporation; and further

b.
RESOLVED, that Article IV of the Corporation’s Restated Certificate of Incorporation be amended to provide that the capital stock of the Corporation be increased to 110,000,000 shares, including 100,000,000 shares of common stock and 10,000,000 shares of preferred stock, each with a par value of $0.005 per share; and further

c.	RESOLVED, that Article V, Section 1, of the Corporation’s Restated Certificate of Incorporation be amended to eliminate the provision by which directors are classified into three classes; and further

d.
RESOLVED, that Article VII of the Corporation’s Restated Certificate of Incorporation be amended to correct the cross reference from Article V to Article VIII, and to add the following sentence at the end of such Article VII: “Any repeal or modification of Article VIII shall be prospective only, and shall not affect, to the detriment of any director, any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.”

e.
RESOLVED, that Article VIII of the Corporation’s Restated Certificate of Incorporation be amended to more accurately define the limitations of liability as provided in Section 102(b)(7) of the General Corporation Law of Delaware, and to add provisions regarding indemnification and the advancement of expenses; and further

f.
RESOLVED, that the Second Amended and Restated Certificate of Incorporation of Enservco Corporation in the form attached hereto be and hereby is approved and adopted as the Certificate of Incorporation of the Corporation; and further

g.	RESOLVED, that the fiscal year of the Corporation be and hereby is changed to the calendar year for all purposes; and further

h.	RESOLVED, that the Corporations 2010 Stock Incentive Plan in the form attached hereto be and hereby is approved, ratified, and confirmed; and further

i.
RESOLVED, that the Chief Executive Officer, the Chief Financial Officer, and the President (the “Proper Officers”) and each of them be and hereby is authorized and directed to take such actions as they may believe necessary or appropriate to complete the amendment and restatement of the Corporation’s certificate of incorporation as contemplated hereby, subject to compliance with the notification and other requirements of SEC Regulation 14C.

Each of the undersigned, being stockholders of the Corporation and holding the number of shares indicated, hereby consent to the adoption of the foregoing resolutions, such action to be effective as of the date of the last signature hereto.

Date	Name	Signature	Shares held	Percent

Oct ,2010	Michael D. Herman		6,533,660	30.0%

Oct ,2010	Hermanco LLC, by Michael D. Herman		277,400	1.3%

Oct ,2010	Debra Herman		6,533,660	30.0%

Oct ,2010	R.V. Bailey		1,241,776	5.7%

Oct ,2010	Rick D. Kasch		1,451,924	6.7%

		Total	16,038,420	73.6%

ANNEX B
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Second Amended and Restated
Certificate Of Incorporation
Of
Aspen Exploration Corporation
(to be known as Enservco Corporation)

Aspen Exploration Corporation (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1.              The present name of the Corporation is Aspen Exploration Corporation. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 24, 1980.

2.           A Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 13, 2007.

3.           By a consent of the stockholders of the Corporation dated October __, 2010, pursuant to Section 228 of the General Corporation Law of Delaware, the stockholders adopted certain amendments to the Restated Certificate of Incorporation, and approved this Second Amended and Restated Certificate of Incorporation.

3.           This Second Amended and Restated Certificate of Incorporation amends, restates and integrates in its entirety the Restated Certificate of Incorporation of the Corporation, as amended to date, to read in full as set forth on Exhibit A attached hereto.

4.           That this Second Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the corporation and by the stockholders of the corporation in accordance with the applicable provisions of Section 228, 242 and 245 of the General Corporation Law of the State of Delaware.

5.           That this Second Amended and Restated Certificate of Incorporation shall be effective upon its filing with the Office of the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the corporation has caused this Second Amended and Restated Certificate of Incorporation to be executed this _____ day of November, 2010.

Aspen Exploration Corporation

By:
	Name:	Rick D. Kasch
	Title:	Executive Vice President and
Chief Financial Officer

1

EXHIBIT A

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ENSERVCO CORPORATION

ARTICLE I

Name

The name of the Corporation shall be Enservco Corporation.

ARTICLE II

Registered Office and Registered Agent

The address of the Corporation’s registered office in Delaware is Corporation Trust Center 1209 Orange Street, Wilmington, DE 19801 and the name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

Purpose

The purpose for which the Corporation is organized is to transact any or all lawful business for which corporations may be incorporated under the General Corporation Law of Delaware.

ARTICLE IV

Capital Stock

The authorized capital stock of the Corporation shall consist of 110,000,000 shares, which shall be divided into two classes, consisting of 100,000,000 shares of common stock (“Common Stock”) and 10,000,000 shares of preferred stock (“Preferred Stock”), each with $0.005 par value per share.  The designations, preferences, privileges, rights and voting powers and any limitations, restrictions or qualifications thereof, of the shares of each class are as follows:

A.           The holders of outstanding shares of Common Stock shall have the right to vote on all questions to the exclusion of all other stockholders, each holder of record of Common Stock being entitled to one vote for each share of Common Stock standing in the name of the stockholder on the books of the Corporation, except as may be provided in this Certificate of Incorporation, in a Preferred Stock Designation (as hereinafter defined), or as required by law.

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B.           The Preferred Stock may be issued from time to time in one or more series.  The Board of Directors (or any committee to which it may duly delegate the authority granted in this Section B of Article IV) is hereby empowered to authorize the issuance from time to time of shares of Preferred Stock in one or more series, for such consideration and for such corporate purposes as the Board of Directors may from time to time determine, and by filing a certificate pursuant to applicable law of the State of Delaware (hereinafter referred to as a “Preferred Stock Designation”) as it presently exists or may hereafter be amended to establish from time to time for each such series the number of shares to be included in each such series and to fix the designations, powers, rights and preferences of the shares of each such series, and the qualifications, limitations and restrictions thereof to the fullest extent now or hereafter permitted by this Certificate of Incorporation and the laws of the State of Delaware, including, without limitation, voting rights (if any), dividend rights, dissolution rights, conversion rights, exchange rights and redemption rights thereof, as shall be stated and expressed in a resolution or resolutions adopted by the Board of Directors (or such committee thereof) providing for the issuance of such series of Preferred Stock. Each series of Preferred Stock shall be distinctly designated. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

(i)	The designation of the series, which may be by distinguishing number, letter or title.

(ii)
The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

(iii)	The amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative.

(iv)	Dates at which dividends, if any, shall be payable.

(v)	The redemption rights and price or prices, if any, for shares of the series.

(vi)	The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

(vii)	The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

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(viii)
Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made.

(ix)	Restrictions on the issuance of shares of the same series or of any other class or series.

(x)	The voting rights, if any, of the holders of shares of the series.

3.           Reservation of Right.  The Board of Directors of the Corporation reserves the right by subsequent amendment of (i) this Certificate of Incorporation or (ii) the resolutions of the Board of Directors providing for the creation of a series of Preferred Stock (the “Adopting Resolutions”), to increase or decrease the number of shares constituting Preferred Stock or any series thereof (but not below the number of shares then outstanding) and in any other respects to amend this Certificate of Incorporation or the Adopting Resolutions, in each case, within the limits provided by law, this Certificate of Incorporation and any applicable contract or instrument binding on the Corporation.

C.           Other Provisions Applicable To Preferred Stock And Common Stock

1.           Cumulative voting shall not be allowed in elections of directors or for any other purpose.

2.           No holders of shares of Preferred Stock or Common Stock of the Corporation shall be entitled, as such, to any preemptive or preferential right to subscribe to any unissued stock or any other securities which the Corporation may now or hereafter be authorized to issue.  The Board of Directors of the Corporation, however, in its discretion by resolution, may determine that any unissued securities of the Corporation shall be offered for subscription solely to the holders of Preferred Stock or Common Stock of the Corporation, or solely to the holders of any class or classes of such stock, which the Corporation may now or hereafter be authorized to issue, in such proportions based on stock ownership as said board in its discretion may determine.

3.           The Board of Directors may restrict the transfer of any of the Corporation’s stock issued by giving the Corporation or any stockholder “first right of refusal to purchase” the stock, by making the stock redeemable, or by restricting the transfer of the stock under such terms and in such manner as the directors may deem necessary and as are not inconsistent with the laws of the State of Delaware.  Any stock so restricted must carry a conspicuous legend noting the restriction and the place where such restriction may be found in the records of the Corporation.

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ARTICLE V

Directors

The affairs of the Corporation shall be governed by a board of not less than three (3) nor more than (9) directors, who shall be elected in accordance with the By-laws of the Corporation.  The organization and conduct of the Board shall be in accordance with the following:

1.           The exact number of directors shall be fixed from time to time by resolution of the Board of Directors.  All members of the Board of Directors shall be elected at each Annual Meeting of Shareholders in each year to serve until the next Annual Meeting of Shareholders and until their successors shall be elected and shall qualify.  The directors shall have the power from time to time and at any time, when the shareholders are not assembled at a meeting, to increase or decrease their own number within the maximum and minimum limitations specified therein, by resolution of the Board of Directors.  If the number of directors be increased, any additional directors may be elected by a majority of the directors in office at the time of the increase.

2.           The directors of the Corporation need not be residents of Delaware and shall not be required to hold shares of the Corporation’s capital stock.

3.           Meetings of the Board of Directors, regular or special, may be held within or without Delaware upon such notice as may be prescribed by the By-laws of the Corporation.  Attendance of a director at a meeting shall constitute a waiver by him of notice of such meeting unless he attends only for the express purpose of objecting to the transaction of any business thereat on the ground that the meeting is not lawfully called or convened.

4.           A majority of the number of directors at any time constituting the Board of Directors shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

5.           By resolution adopted by a majority of the Directors at any time constituting the Board of Directors, the Board of Directors may designate two or more directors to constitute an Executive Committee or one or more other committees each of which shall have and may exercise, to the extent permitted by law or in such resolution, all the authority of the Board of Directors in the management of the Corporation; but the designation of any such committee and the delegation of authority thereto shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed on it or him by law.

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ARTICLE VI

Regulatory Provisions

The following additional provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation and creating, defining, limiting and regulating the powers of the Corporation, the directors and the stockholders, or any class of stockholders:

1.           Officers.  The officers of the Corporation shall consist of a president, one or more vice presidents and may be prescribed by the By-laws of the Corporation, a secretary and a treasurer, each of whom shall be elected by the Board of Directors at such time and in such manner as may be prescribed by the By-laws of the Corporation.  Any two or more offices may be held by the same person except the offices of president and secretary.

2.           Meetings of Stockholders.  Meetings of the stockholders of the Corporation shall be held at such place within or without Delaware and at such times as may be prescribed in the By-laws of the Corporation.  Special meetings of the stockholders of the Corporation may be called by the president of the Corporation, the Board of Directors, or by the record holders or holders of at least ten percent (10%) of all shares entitled to vote at the meeting.  At any meeting of the stockholders, except to the extent otherwise provided by law, the quorum shall consist of a majority of the shares entitled to vote at the meeting; and, if a quorum is present, the affirmative vote of a majority of shares represented by the meeting and entitled to vote thereat shall be the act of the stockholders unless the vote of a greater number is required by law.

3.           Voting.  When, with respect to any acts to be taken by stockholders of this corporation, the General Corporation Law of the State of Delaware requires the affirmative vote of the holders of two-thirds of the outstanding shares entitled to vote thereon, or of any class or series, such action to be taken by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on such action.

4.           By-laws.  The initial By-laws of the Corporation shall be adopted by its Board of Directors.  Subject to repeal or change by action of the stockholders, the power to alter, amend, or repeal the By-laws or to adopt new By-laws shall be vested in the Board of Directors.

ARTICLE VII

Limitation on Director Liability and Indemnification; Advancement of Expenses

1.           Limitation on Liability.  The directors of the Corporation shall be entitled to the benefits of all limitations on the liability of directors generally that are now or hereafter become available under the General Corporation Law of Delaware.  Without limiting the generality of the foregoing, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability:

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(a)            for any breach of the director’s duty of loyalty to the Corporation or its stockholders,

(b)            for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,

(c)            under Section 174 of the General Corporation Law of Delaware, or

(d)            for any transaction from which the director derived an improper personal benefit.

2.           Indemnification.

(a)           Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), any person (a 'Covered Person') who was or is a party or is threatened to be made a party to, or is otherwise involved in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature (a 'proceeding'), by reason of the fact that such Covered Person, or a person for whom he or she is the legal representative, is or was, at any time during which this Section (2)(a) of Article VII is in effect (whether or not such Covered Person continues to serve in such capacity at the time any indemnification or payment of expenses pursuant hereto is sought or at the time any proceeding relating thereto exists or is brought), a director or officer of the Corporation, or has or had agreed to become a director of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, limited liability company, partnership, joint venture, employee benefit plan, trust, nonprofit entity or other enterprise, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, trustee, employee or agent or in any other capacity while serving as a director, officer, trustee, employee or agent, against all liability and loss suffered (including, without limitation, any judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) and expenses (including attorneys' fees), actually and reasonably incurred by such Covered Person in connection with such proceeding to the fullest extent permitted by law, and such indemnification shall continue as to a person who has ceased to be a director, officer, trustee, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided however, that, except as provided in Section (2)(b) of this Article VII, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Section (2)(a) of Article VII and such rights as may be conferred in the Bylaws of the Corporation shall include the right to be paid by the Corporation the expenses (including attorneys' fees) incurred by a Covered Person in defending any such proceeding in advance of its final disposition, in accordance with the Bylaws of the Corporation. The rights conferred upon Covered Persons in this Section (2)(a) of Article VII shall be contract rights that vest at the time of such person's service to or at the request of the Corporation and such rights shall continue as to a Covered  Person who has ceased to be a director, officer, trustee, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators. The Corporation may, by action of the Board of Directors, provide indemnification to employees and agents of the Corporation with the same (or lesser) scope and effect as the foregoing indemnification of directors and officers.

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(b)           Right of Claimant to Bring Suit. In accordance with the By-laws of the Corporation, if a claim for indemnification under Section (2)(a) of this Article VII is not paid in full within sixty (60) days after a written claim has been received by the Corporation, the Covered Person making such claim may at any time thereafter file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim.

(c)           Non-Exclusivity of Rights. In accordance with the Bylaws of the Corporation, the right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred any Covered Person by Section (2)(a) of this Article VII:

(i)           shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, the Bylaws, agreement, vote of stockholders or disinterested directors or otherwise and

(ii)           cannot be terminated by the Corporation, the Board of Directors or the stockholders of the Corporation with respect to a Covered Person's service occurring prior to the date of such termination.

3.           Advancement of Expenses.  In addition to the right to indemnification conferred above and to the fullest extent permitted by law, an indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney’s fees) incurred in defending a proceeding for which indemnification is to be provided by the Corporation pursuant to Section 145 of the General Corporation Law of Delaware as set forth in the foregoing Section of Article VII in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the General Corporation Law of Delaware requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this paragraph or otherwise.

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4.           Purchase of Insurance.  The Corporation may purchase and maintain insurance, at its expense, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was a director, officer, employee or agent of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability, expense or loss asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability, expense or loss under the provisions of the Bylaws of the Corporation or the General Corporation Law of the State of Delaware. To the extent that the Corporation maintains any policy or policies providing such insurance, each such person shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such person.

Article VIII

Amendments to Article VII

1.           The provisions of Article VII of this Certificate of Incorporation shall not be modified, revised, altered, amended, repealed or rescinded, in whole or in part, except by the affirmative vote of not less than two-thirds of all of the shares of stock outstanding and entitled to vote thereon and two-thirds of the outstanding stock of each class entitled to vote thereon as a class.  Any repeal or modification of Article VII shall be prospective only, and shall not affect, to the detriment of any director, any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

2.           Except as provided in Section 1 of this Article VIII, the Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation.

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ANNEX C
2010 STOCK INCENTIVE PLAN

ASPEN EXPLORATION CORPORATION 2010 STOCK INCENTIVE PLAN

Table of Contents

Section 1.	Purpose	1

Section 2.	Definitions	1

Section 3.	Administration	4

(a)	Power and Authority of the Committee	4
(c)	Power and Authority of the Board	5
(d)	Previously Granted Options	5

Section 4.	Shares Available for Awards	5

(a)	S	5
(b)	Accounting for Awards	6
(c)	Adjustments	6
(d)	Code Section 162(m) Award Limitations Under the Plan	7

Section 5.	Eligibility	7

Section 6.	Awards	7

(a)	Options	7
(b)	Stock Appreciation Rights	8
(c)	Restricted Stock and Restricted Stock Units	9
(d)	Performance Awards	9
(e)	Other Stock Grants	10
(f)	Other Stock-Based Awards	10
(g)	General	10

Section 7.	Amendment and Termination; Adjustments	12

(a)	Amendments to the Plan	12
(b)	Amendments to Awards	12
(c)	Correction of Defects, Omissions and Inconsistencies	12

Section 8.	Income Tax Withholding	12

Section 9.	General Provisions	13

(a)	No Rights to Awards	13
(b)	Award Agreements	13
(c)	Plan Provisions Control	13
(d)	No Rights of Stockholders	13
(e)	No Limit on Other Compensation Arrangements	13
(f)	No Right to Employment	13
(g)	Governing Law	14
(h)	Severability	14

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(i)	No Trust or Fund Created	14
(j)	Other Benefits	14
(k)	No Fractional Shares	14
(l)	Headings	14
(m)	Section 16 Compliance; Section 162(m) Administration	14
(n)	Conditions Precedent to Issuance of Shares	15
(o)	Agreement by Recipient Regarding Taxes.	15

Section 10.	Effective Date of the Plan	15

Section 11.	Term of the Plan	16

Section 12.		16
(a)	Time and Form of Payment	16
(b)	Delay in Payment	16
(c)	Key Definitions	17
(d)	Amendments	17

Section 13.	Exhibits	17

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ASPEN EXPLORATION CORPORATION

2010 STOCK INCENTIVE PLAN

Section 1.         Purpose

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

Section 2.         Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)           “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b)           “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Other Stock Grant or Other Stock-Based Award granted under the Plan.

(c)           “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.  An Award Agreement may be in an electronic medium and need not be signed by a representative of the Company or the Participant.  Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(d)           “Board” shall mean the Board of Directors of the Company.

(e)           “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)           “Committee” shall mean a committee of Directors designated by the Board to administer the Plan, which shall initially be the Company’s compensation committee.  The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code, and each member of the Committee shall be a “Non-Employee Director.”  In the absence of any Committee of Non-Employee Directors, the term “Committee” when used herein shall refer to the entire Board.

(g)           “Company” shall mean Aspen Exploration Corporation, a Delaware corporation, and any successor corporation.

(h)           “Director” shall mean a member of the Board, including any Non-Employee Director.

(i)           “Eligible Person” shall mean any employee, officer, consultant, independent contractor or director providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person.

(j)           “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k)           “Fair Market Value” shall mean, with respect to any property, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.  Notwithstanding the foregoing, the Fair Market Value of a Share, as of a given date, shall be determined as follows:

(i)           If the Shares are listed on any established stock exchange or traded on a national market system, the Fair Market Value of a Share shall be the closing sale price for such share (or the closing bid, if no sale was reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Shares) on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable.  If there are no reported sales on such date, the closing sale price on the last preceding date on which sales were reported.

(ii)           In the absence of such markets for the Shares, the Fair Market Value shall be determined in good faith by the Committee using a reasonable application of a reasonable valuation method.

(l)           “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to qualify as an “incentive stock option” in accordance with the terms of Section 422 of the Code or any successor provision.

(m)           “Non-Employee Director” shall mean any Director: (i) who is not also an employee of the Company or an Affiliate within the meaning of Rule 16b-3; and (ii) who is an “outside director” within the meaning of Section 162(m) of the Code.

(n)           “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not an Incentive Stock Option.

(o)           “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(p)           “Other Stock Grant” shall mean any right granted under Section 6(e) of the Plan.

(q)           “Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.

(r)           “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

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(s)           “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(t)           “Performance Goal” shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit or line of business basis: sales, revenue, costs, expenses (including expense efficiency ratios and other expense measures), earnings (including one or more of net profit after tax, gross profit, operating profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings), earnings per share, earnings per share from continuing operations, operating income, pre-tax income, operating income margin, net income, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on actual or pro forma assets, net assets, equity, investment, capital and net capital employed), stockholder return (including total stockholder return relative to an index or peer group), stock price, economic value added, cash generation, cash flow, unit volume, working capital, market share, cost reductions and strategic plan development and implementation. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria. Pursuant to rules and conditions adopted by the Committee on or before the 90th day of the applicable performance period for which Performance Goals are established, the Committee may appropriately adjust any evaluation of performance under such goals to exclude the effect of certain events, including any of the following events: asset write-downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; and gains or losses from the disposition of businesses or assets or from the early extinguishment of debt.

(u)           “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(v)           “Plan” shall mean the Aspen Exploration Corporation 2010 Stock Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

(w)           “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(x)           “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(y)           “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(z)           “Securities Act” shall mean the Securities Act of 1933, as amended.

(aa)           “Share” or “Shares” shall mean a share or shares of common stock, $0.005 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

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(bb)           “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.                      Administration

(a)           Power and Authority of the Committee»

The Plan shall be administered by the Committee.  Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to:

(i)           designate Participants;

(ii)           determine the type or types of Awards to be granted to each Participant under the Plan;

(iii)           determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award;

(iv)           determine the terms and conditions of any Award or Award Agreement;

(v)           amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Option or waive any restrictions relating to any Award;

(vi)           determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended;

(vii)           interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan;

(viii)           establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan;

(ix)           make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and

(x)           adopt such modifications, rules, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions.

Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan, any Award, or any Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person and any holder or beneficiary of any Award.  The Company intends that Awards under the Plan shall avoid application of Section 409A of the Code and thereby avoid any adverse tax results thereunder.  The Committee shall administer and interpret the Plan and all Award Agreements in a manner consistent with this intent.  In this regard, if any provision of the Plan or an Award Agreement would result in adverse tax consequences under Section 409A of the Code, the Committee may amend that provision (or take any other action reasonably necessary) to avoid any adverse tax results and no action taken to comply with Section 409A of the Code shall be deemed to impair or otherwise adversely affect the rights of any holder of an Award or beneficiary thereof.

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(b)           Delegation.  The Committee may delegate its powers and duties under the Plan to one or more Directors (including a Director who is also an officer of the Company) or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan

(i)           with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or

(ii)           in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

In addition, the Committee may authorize one or more officers of the Company to grant Options under the Plan, subject to the foregoing and to the limitations of the laws of the state of Delaware.

(c)           Power and Authority of the Board»

.  Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

(d)           Previously Granted Options.  There are outstanding options for the purchase of Shares granted by the Company to Eligible Persons pursuant to the Company’s existing stock option plans (the “Pre-Existing Plan”).  Options which are outstanding under the Pre-Existing Plan as of the effective date of this Plan shall continue to be exercisable and shall be governed by and be subject to the terms of the Pre-Existing Plan and the stock option agreements evidencing their issuance.  The number of Shares that may be issued under the Plan shall not be reduced by (i) the number of Shares subject at such time to options granted and outstanding under the Pre-Existing Plan, or (ii) the number of Shares issued under the Pre-Existing Plan after the effective date of this Plan.

(e)           Actions Taken in Good Faith.  No member of the Committee or Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted under the Plan.

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Section 4.         Shares Available for Awards

(a)           Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under the Plan through December 31, 2011, excluding shares issued under the Pre-Existing Plan, shall be 3,500,000.  (i) Beginning on January 1, 2012 and on January 1 of each subsequent year that the Plan is in effect, the aggregate number of Shares that may be issued under the Plan shall be automatically adjusted to equal 15% of the Company’s issued and outstanding Shares, calculated as of 12:01 a.m. eastern time on January 1 of the respective year.  No adjustment shall decrease the number of shares issuable pursuant to the Plan below the number of Shares that have been issued pursuant to the Plan plus the number of Shares underlying outstanding awards.  (ii) Shares to be issued under the Plan may be either authorized but unissued Shares or Shares re-acquired and held in treasury. (iii) Notwithstanding the foregoing, (A) the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed the aggregate number of Shares that may be issued under the Plan, subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision and (B) the number of Shares available for granting Restricted Stock and Restricted Stock Units shall not exceed 2,000,000, subject to adjustment as provided in Section 4(c) of the Plan. Shares tendered by Participants as full or partial payment to the Company upon exercise of an Award, and Shares withheld by or otherwise remitted to the Company to satisfy a Participant’s tax withholding obligations with respect to an Award, shall become available for issuance under the Plan.

(b)           Accounting for Awards.  For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.  If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.  For Stock Appreciation Rights settled in Shares upon exercise, the aggregate number of Shares with respect to which the Stock Appreciation Right is exercised, rather than the number of Shares actually issued upon exercise, shall be counted against the number of Shares available for Awards under the Plan. Awards that do not entitle the holder thereof to receive or purchase Shares, and Awards that are denominated at the time of grant as payable only in cash and that are settled in cash, shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c)           Adjustments.  In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of

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(i)           the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards,

(ii)           the number and type of Shares (or other securities or other property) subject to outstanding Awards and

(iii)           the purchase price or exercise price with respect to any Award;

provided, however, that no such adjustment shall be made to any Award to the extent that it would, in the view of the Company, cause such Award to be subject to Section 409A of the Code, and the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

(d)           Code Section 162(m) Award Limitations Under the Plan»

.  Subject to adjustment as provided in Section 4(c), no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than 100,000 Shares per year or (ii) Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Share-Based Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares with respect to more than 100,000 Shares per year.

Section 5.         Eligibility

Any Eligible Person shall be eligible to be designated a Participant.  In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant.  Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.         Awards

(a)           Options.The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

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(i)           Exercise Price.  The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(ii)           Option Term.  The term of each Option shall be fixed by the Committee at the time of grant.

(iii)           Time and Method of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv)           Incentive Stock Options.  Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)           The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) exceeds $100,000.

(B)           All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(C)           Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than 5 years from the date of grant.

(D)           The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Inventive Stock Option.

(E)           Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

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(b)           Stock Appreciation Rights.  The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement.  Each Stock Appreciation Right granted under the Plan shall, upon exercise, confer on the holder the right to receive, as determined by the Committee, cash or a number of Shares equal to the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right.  Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee.

(c)           Restricted Stock and Restricted Stock Units.  The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)           Restrictions.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock,  or prohibition against the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(ii)           Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock.

(iii)           Forfeiture.  Except as otherwise determined by the Committee, upon a Participant’s termination of employment or resignation or removal as a Director (in either case as determined under criteria established by the Committee) during the applicable restriction period, all applicable Shares of Restricted Stock and Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

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(d)           Performance Awards.  The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan.  A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish.  Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.  Performance Awards denominated in Shares (including, without limitation, Restricted Stock and Restricted Stock Units) that are granted to Eligible Persons who may be “covered employees” under Section 162(m) and that are intended to be “qualified performance based compensation” within the meaning of Section 162(m), to the extent required by Section 162(m), shall be conditioned solely on the achievement of one or more objective Performance Goals established by the Committee within the time prescribed by Section 162(m), and shall otherwise comply with the requirements of Section 162(m).

(e)           Other Stock Grants.  The Committee is hereby authorized, subject to the terms of the Plan, to grant to Eligible Persons Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.

(f)           Other Stock-Based Awards.  The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan.  Shares or other securities delivered pursuant to a purchase right granted under this Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), as the Committee shall determine.

(g)           General

(i)           Consideration for Awards.  Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee and required by applicable law.

(ii)           Awards May Be Granted Separately or Together.  Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate.  Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

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(iii)           Forms of Payment under Awards.  Subject to the terms of the Plan and any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, or in installments, in each case in accordance with rules and procedures established by the Committee.  Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

(iv)           Limits on Transfer of Awards.  No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; provided, further, that, if so determined by the Committee, a Participant may transfer a Non-Qualified Stock Option to any “family member” (as such term is defined in the General Instructions to Form S-8 (or successor to such Instructions or such Form)) at any time that such Participant holds such Option, provided that the Participant may not receive any consideration for such transfer, the “family member” may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer, provided, further, that, if so determined by the Committee and except in the case of an Incentive Stock Option, Awards may be transferable as determined by the Committee.  Except as otherwise determined by the Committee (for Awards other than an Incentive Stock Option), each Award or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.  Except as otherwise determined by the Committee (for Awards other than an Incentive Stock Option), no Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)           Term of Awards.  Subject to Section 6(a)(iv)(C), the term of each Award shall be for such period as may be determined by the Committee.

(vi)           Restrictions; Securities Exchange Listing.  All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions.  If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

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(vii)           Prohibition on Repricing.  Except as provided in Section 4(c) hereof, no Option or Stock Appreciation Right may be amended to reduce its initial exercise price and no Option or Stock Appreciation Right shall be canceled and replaced with an Option or Options or Stock Appreciation Right having a lower exercise price, without the approval of the stockholders of the Company or unless there would be no material adverse effect on the Company’s financial statements as prepared in accordance with Generally Accepted Accounting Principles.

Section 7.          Amendment and Termination; Adjustments

(a)           Amendments to the Plan.  The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(i)           violates the rules or regulations of the Financial Industry Regulatory Authority, Inc. (FINRA) or any other securities exchange that are applicable to the Company;

(ii)           causes the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan;

(iii)           increases the number of shares authorized under the Plan as specified in Section 4(a);

(iv)           permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, as prohibited by Sections 6(a)(i) and 6(b) of the Plan or the repricing of Options or Stock Appreciation Rights, as prohibited by Section 6(g)(vii) of the Plan; or

(v)           would prevent the grant of Options or Stock Appreciation Rights that would qualify under Section 162(m) of the Code.

(b)           Amendments to Awards.  The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively.  Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof, except as provided under Section 12 of this Plan.

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(c)           Correction of Defects, Omissions and Inconsistencies.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8.          Income Tax Withholding

In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state,  local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.  In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes.  The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.         General Provisions

(a)           No Rights to Awards.  No Eligible Person or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)           Award Agreements.  No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant, or until such Award Agreement is delivered and, if required by the Committee, accepted through any electronic medium in accordance with procedures established by the Committee.

(c)           Plan Provisions Control.  In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)           No Rights of Stockholders.  Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant’s legal representative without restrictions thereto.

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(e)           No Limit on Other Compensation Arrangements.  Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(f)           No Right to Employment.  The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, or as giving a Director of the Company or an Affiliate the right to continue as a Director or an Affiliate of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause or remove a Director in accordance with applicable law.  In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or terminate the term of a Director of the Company or an Affiliate, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.  Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate.  The Awards granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment.  Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise.  By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)           Governing Law.  The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the state of Delaware.

(h)           Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)           No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Eligible Person or any other Person.  To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

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(j)           Other Benefits.  No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

(k)           No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)           Headings.  Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(m)           Section 16 Compliance; Section 162(m) Administration.  The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3.  If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative.  The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Persons.  The Company intends to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(n)           Conditions Precedent to Issuance of Shares.  Shares shall not be issued pursuant to the exercise or payment of the purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any applicable stock exchange and the laws of the state of Delaware.   As a condition to the exercise or payment of the purchase price relating to such Award, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

(o)           Agreement by Recipient Regarding Taxes.

(i)           By accepting an Award, each Participant agrees that the Company, to the extent permitted or required by law, shall have the right (but not the obligation) to deduct a sufficient number of shares or money due to the Participant upon exercise of an Option or an SAR or the grant of Restricted Stock or a Restricted Stock Unit to allow the Company to pay federal, provincial, state and local taxes of any kind required by law to be withheld upon the exercise or payment of such Award from any payment of any kind otherwise due to the Participant.  The Company shall not be obligated to advise any Participant of the existence of any tax or the amount which the Company will be so required to withhold.

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(ii)           By accepting an Award, each Participant acknowledges that the Company has advised such Participant to discuss the grant of such Award with the Recipient’s tax, legal, investment, and other advisors as the Participant and such advisors determine to be appropriate, and that such consultation shall include (to the extent determined by the Participant and such advisors to be appropriate or necessary) a discussion of the advisability of making an election under Section 83 of the Internal Revenue Code.

Section 10.        Effective Date of the Plan

The Plan shall be effective upon its adoption by the Board, provided, however, that in the event the Plan is not approved by the stockholders of the Company within one year thereafter, no Option granted pursuant to this Plan shall qualify as an Incentive Stock Option.

Section 11.        Term of the Plan

No Award shall be granted under the Plan after ten years from the earlier of the date of adoption of Plan by Board or the date of stockholder approval or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan.  However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

Section 12.        Section 409A

(a)           Time and Form of Payment.  Notwithstanding anything contained in this Plan or in a Award Agreement to the contrary, the time and form of payment of a Award that is subject to the limitations imposed by Section 409A of the Code, shall be set forth in the applicable Award Agreement on or before the time at which the Participant obtains a legally binding right to the Award (or such other time permitted under Section 409A of the Code) and such time and form of payment shall comply with the requirements of Section 409A of the Code.

(b)           Delay in Payment.  Notwithstanding anything contained in this Plan or a Award Agreement to the contrary, if the Participant is deemed by the Company at the time of the Participant’s “separation from service” with the Company to be a “specified employee” as determined under Section 409A of the Code, any “nonqualified deferred compensation” to which the Participant is entitled in connection with such separation from service after taking into account all applicable exceptions from Section 409A, shall not be paid or commence payment until the date that is the first business day following the six month period after the Participant’s separation from service (or if earlier, the Participant’s death).  Such delay in payment shall only be effected with respect to each separate payment to the extent required to avoid adverse tax treatment to the Participant under Section 409A of the Code.  Any compensation which would have otherwise been paid during the delay period (whether in a lump sum or in installments) in the absence of this Section 12(b) shall be paid to the Participant (or his or her beneficiary or estate) in a lump sum payment on the first business day following the expiration of the delay period.

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(c)           Key Definitions.  For purposes of this Plan, the term “termination of employment” shall mean “separation from service” and the terms “separation from service,” “specified employee” and “nonqualified deferred compensation” shall have the meanings ascribed to the terms pursuant to Section 409A and other applicable guidance.

(d)           Amendments.  Notwithstanding anything in the Plan to the contrary, the Plan and Awards granted under the Plan are intended to be eligible for certain regulatory exceptions to the limitations of, or to comply with, the requirements of Section 409A of the Code.  The Committee, in the exercise of its sole discretion and without the consent of the Participant, may amend or modify the terms of a Award in any manner and delay the payment of any amounts payable pursuant to a Award to the minimum extent necessary to reasonably comply with the requirements of Section 409A of the Code, provided that the Company shall not be required to assume any increased economic burden.  No action taken by the Committee with respect to the requirements of Section 409A of the Code shall be deemed to adversely affect a Participant’s rights with respect to a Award or to require the consent of such Participant.  The Committee reserves the right to make additional changes to the Plan and Awards from time to time to the extent it deems necessary with respect to Section 409A of the Code.

Section 13.         Exhibits

The exhibits attached hereto (being the Stock Option Agreement and the Subscription Agreement) are intended to be forms for use in connection with the Plan.  The Committee may amend the forms as the Committee believes necessary or appropriate to comply with the Plan and the legal requirements associated with the grant or exercise of Awards.

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